QOsterweis Combined N-14/AE

As filed with the Securities and Exchange Commission on July 20, 2022
1933 Act Registration File No. 333-265863

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.	1	[X]
Post-Effective Amendment No.		[ ]

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 765-4324

Jason F. Hadler
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Domenick Pugliese, Esq.
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Investor Class Shares of beneficial interest, with no par value, in the two series of the registrant designated as: Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Zeo Short Duration Income Fund
Zeo Sustainable Credit Fund
(each a series of Northern Lights Fund Trust)
c/o Gemini Fund Services, LLC,
4221 North 203rd Street, Suite 100,
Elkhorn, Nebraska 68022-3474
1-855-936-3863
in exchange for shares of

Osterweis Short Duration Credit Fund
Osterweis Sustainable Credit Fund
(each a series of Professionally Managed Portfolios)
c/o U.S. Bank Global Fund Services
615 East Michigan Street,
Milwaukee, Wisconsin 53202
1-(866) 236-0050

August [__], 2022

On Behalf of the Zeo Funds

Zeo Short Duration Income Fund
Zeo Sustainable Credit Fund
(each a series of Northern Lights Fund Trust)
c/o Gemini Fund Services, LLC,
4221 North 203rd Street, Suite 100,
Elkhorn, Nebraska 68022-3474

August [__], 2022

Dear Shareholder:
On behalf of the Board of Trustees of Northern Lights Fund Trust, we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Zeo Short Duration Income Fund and the Zeo Sustainable Credit Fund (each a “Target Fund” and together the “Target Funds”), each a series of Northern Lights Fund Trust, on September 28, 2022, at the principal offices of Thompson Hine, LLP, located at 41 South High Street, Columbus, OH 43215 and virtually via conference call at 10:00 a.m. Eastern Time.

We intend to hold the Special Meeting in person and virtually via conference call. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the continuing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.zeo.com/funds, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of September 28, 2022, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus (the “Proxy Statement”), at the Special Meeting, the shareholders of the Zeo Short Duration Income Fund and the Zeo Sustainable Credit Fund will each be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize their respective Target Fund into the Osterweis Short Duration Credit Fund and the Osterweis Sustainable Credit Fund, respectively, (each an “Acquiring Fund,” together, the “Acquiring Funds”), which are each newly created series of Professionally Managed Portfolios (“PMP”) (each a “Reorganization” and together the “Reorganizations”). Upon shareholder approval and effectiveness of the Plan, you will receive shares of the appropriate Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganizations in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. Importantly, approval of the Reorganizations will not result in any increase in shareholder fees or expenses, nor any changes to the portfolio management team.

Zeo Capital Advisors, LLC (“Zeo”), provided written notice to the Board of Trustees of the Northern Lights Fund Trust (the “Northern Lights Board”) on March 23, 2022, that pursuant to the terms of its investment advisory agreements (“Previous Advisory Agreements”), it was resigning as investment adviser to the Target Funds effective April 30, 2022. At a virtual telephonic meeting held on April 14, 2022, the Northern Lights Board approved an interim investment advisory agreement between Osterweis and the Northern Lights Fund Trust, on behalf of the Target Funds (“Interim Advisory

Agreement”), to provide for the uninterrupted management of the funds, and a new investment advisory agreement with Osterweis (“New Advisory Agreement”), subject to shareholder approval. Effective May 1, 2022, the team at Zeo joined Osterweis and certain business assets of Zeo were acquired as part of an asset purchase agreement between the two firms (the “Transition”).

As a result of the Transition, the shareholders of the Target Funds are separately being asked to approve the Interim Advisory Agreement and the New Advisory Agreement between Northern Lights Fund Trust, on behalf of the Target Funds and Osterweis. At its meeting on April 14, 2022, the Northern Lights Board approved the Interim Advisory Agreement and the New Advisory Agreement between Osterweis and Northern Lights Fund Trust, on behalf of the Target Funds, which are substantially identical to the Previous Advisory Agreements. The Interim Advisory Agreement became effective on May 1, 2022 when Osterweis became the interim investment adviser to the Target Funds following the approval of the Northern Lights Fund Trust Board and the close of the Transition, and, under SEC rules, can remain in effect for not more than 150 days. Shareholder approval is necessary to permit payment to Osterweis of the fees accrued under the Interim Advisory Agreement .

If the new proposal for the Reorganizations is not approved by shareholders, the Target Funds will continue operating as series of Northern Lights Fund Trust under the New Advisory Agreement (if approved), and the Northern Lights Board will consider alternatives for the Target Funds including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of the Target Funds and their shareholders.

The Acquiring Funds have the same investment objectives and substantially similar investment strategies, policies, and risks as their corresponding Target Funds. Additional information about the Acquiring Funds is included in the enclosed Proxy Statement, including Appendix D thereto, and the Statement of Additional Information related to the Proxy Statement.

Each Reorganization is intended to qualify as a tax-free organization for U.S. federal tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

Northern Lights Fund Trust (Target Funds)		Professionally Managed Portfolios (Acquiring Funds)
Zeo Short Duration Income Fund	à	Osterweis Short Duration Credit Fund
Class I Shares	à	Investor Class Shares

Zeo Sustainable Credit Fund	à	Osterweis Sustainable Credit Fund
Class I Shares	à	Investor Class Shares

YOUR VOTE IS IMPORTANT.
The Board of Trustees of Northern Lights Fund Trust believes that the proposed Reorganization is in the best interests of Target Funds’ shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganizations with respect to the Target Funds and “FOR” the approval of the Interim Advisory Agreement and New Advisory Agreement.
You can vote in one of four ways:
•By mail with the enclosed proxy card;
•By internet through the website listed in the proxy voting instructions;
•By automated touch tone using the toll-free number listed in the proxy voting instructions; or
• At the special in-person shareholder meeting on September 28, 2022.
If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you should follow in order to submit your voting instructions and have your shares voted at the Special Meeting.

Thank you for your consideration of these proposals. Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote.

Thank you for your response and for your continued investment in the Zeo Short Duration Income Fund and the Zeo Sustainable Credit Fund.
Respectfully,

Venk Reddy
Portfolio Manager for the Zeo Short Duration Income Fund and the Zeo Sustainable Credit Fund
CIO - Sustainable Credit Strategies for Osterweis Capital Management, LLC

Zeo Short Duration Income Fund
Zeo Sustainable Credit Fund
(each a series of Northern Lights Fund Trust)
c/o Gemini Fund Services, LLC,
4221 North 203rd Street, Suite 100,
Elkhorn, Nebraska 68022-3474

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 31, 2022

To the Shareholders of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund (the “Target Funds”), each a series of Northern Lights Fund Trust, is to be held September 28, 2022, at the principal offices of Thompson Hine, LLP, located at 41 South High Street, Columbus, OH 43215 and virtually via conference call at 10:00 a.m. Eastern Time.

We intend to hold the Special Meeting in person and virtually via conference call. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the continuing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.zeo.com/funds, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of September 28, 2022, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Special Meeting, you and the other shareholders of each Target Fund will be asked to consider and vote on the following proposals:

1.To approve an Agreement and Plan of Reorganization (the “Plan”), under which all of the assets of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund, each a series of Northern Lights Fund Trust, (each a “Target Fund” and together the “Target Funds”) into the Osterweis Short Duration Credit Fund and the Osterweis Sustainable Credit Fund, respectively, each a newly created series of Professionally Managed Portfolios (each an “Acquiring Fund” and together the “Acquiring Funds”) (each a “Reorganization” and together the “Reorganizations”);

2. To approve an interim investment advisory agreement and a new investment advisory agreement between Osterweis Capital Management, LLC (“Osterweis”) and Northern Lights Fund Trust, on behalf of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund (the “Advisory Agreement”); and

3.To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Funds as of the close of business on August 5, 2022, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at www.zeo.com/funds. On this webpage, you also will be able to access the Target Funds’ Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of Northern Lights Fund Trust,

Stephanie Shearer
Secretary
Northern Lights Fund Trust

August [__], 2022

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet, and by automated touch tone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Reorganizations and FOR the interim advisory agreement.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touch tone: The toll-free number for automated touch tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you should follow in order to submit your voting instructions and have your shares voted at the Special Meeting. We intend to hold the Special Meeting in person and virtually via conference call. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the continuing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website www.zeo.com/funds, and we encourage you to check this website prior to the Special Meeting if you plan to attend.

Zeo Short Duration Income Fund
Zeo Sustainable Credit Fund
(each a series of Northern Lights Fund Trust)
c/o Gemini Fund Services, LLC,
4221 North 203rd Street, Suite 100,
Elkhorn, Nebraska 68022-3474

QUESTIONS AND ANSWERS
Dated: August [__], 2022

Question 1: What is happening?

Answer : At a May 18, 2022 Board meeting, the Board of Trustees of the Northern Lights Fund Trust (the “Northern Lights Board”), approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) regarding the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund (each a “Target Fund,” and together, the “Target Funds”), each a series of Northern Lights Fund Trust, and previously advised by Zeo Capital Advisors, LLC (“Zeo”), with Professionally Managed Portfolios (“PMP”) to reorganize the Target Funds into the Osterweis Short Duration Credit Fund and the Osterweis Sustainable Credit Fund, respectively, (each an “Acquiring Fund,” and together, the “Acquiring Funds”) (each a “Reorganization” and together the “Reorganizations”). The Osterweis Short Duration Credit Fund and the Osterweis Sustainable Credit Fund are each new series of Professionally Managed Portfolios (“PMP”) that were created specifically for the purpose of acquiring the assets and liabilities of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund, respectively. The Reorganization Agreement requires approval by the shareholders of the Target Funds, and if approved, the Reorganizations are expected to close on or around October 8, 2022, or such other date as the parties may agree (the “Closing Date”).

Zeo provided written notice to the Northern Lights Board on March 23, 2022 that pursuant to the terms of its investment advisory agreements (“Previous Advisory Agreements”), it was resigning as investment adviser to the Target Funds effective April 30, 2022. At a virtual telephonic meeting held on April 14, 2022, the Northern Lights Board approved an interim investment advisory agreement (“Interim Advisory Agreement) between Osterweis and the Northern Lights Fund Trust, on behalf of the Target Funds, to provide for the uninterrupted management of the funds, and a new investment advisory agreement with Osterweis (“New Advisory Agreement”), subject to shareholder approval. Effective May 1, 2022, the team at Zeo joined Osterweis and certain business assets of Zeo were acquired as part of an asset purchase agreement between the two firms (the “Transition”).

As a result of the Transition, the shareholders of the Target Funds are separately being asked to approve the Interim Advisory Agreement and the New Advisory Agreement between Northern Lights Fund Trust, on behalf of the Target Funds and Osterweis. At its meeting on April 14, 2022, the Northern Lights Board approved the Interim Advisory Agreement and the New Advisory Agreement between Osterweis and Northern Lights Fund Trust, on behalf of the Target Funds, which is substantially identical to the Previous Advisory Agreements. The Interim Advisory Agreement became effective on May 1, 2022 when Osterweis became the interim investment adviser to the Target Funds following the approval of the Northern Lights Board and the close of the Transition, and, under SEC rules, can remain in effect for not more than 150 days. Shareholder approval is necessary to permit payment to Osterweis of the fees accrued under the Interim Advisory Agreement. The New Advisory Agreement is set to take effect, upon shareholder approval, to ensure continued and uninterrupted management of the Target Funds.

Question 2: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the Target Funds and a prospectus for the Acquiring Funds. (The Target Funds and the Acquiring Funds may each be referred to as a “Fund,” or, together, the “Funds”). Included with this Proxy Statement is a Proxy Ballot for each Target Fund. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

Because you, as a shareholder of one or both of the Target Funds as of the Record Date of August 5, 2022, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of one or both of the Acquiring Funds, this Proxy Statement also serves as a prospectus for the Acquiring Funds.

The Proxy Statement contains information that you should know before voting on the Reorganizations, including additional information about the Acquiring Funds in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.

Question 3: Why are the Reorganizations being proposed?

Answer: The proposed Reorganizations are intended to facilitate the transition of the Target Funds to the family of funds advised by Osterweis, following the hiring of the portfolio management team by Osterweis. Osterweis will serve as investment adviser to the Acquiring Funds, and it is not anticipated that the Reorganizations will result in any change to the personnel responsible for day-to-day management of the funds or in any material change to the funds’ investment objectives, principal investment strategies or policies. As shareholders of the Acquiring Funds, shareholders of the Target Funds will also gain exchangeability across the Osterweis family of mutual funds, which includes a broad array of asset classes and investment strategies. This may make it easier for those shareholders to pursue their asset allocation strategies.

Question 4: How will the Reorganizations work?

Answer: The Reorganization Agreement provides for: (1) the transfer of all of the assets of each Target Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (as shown below), and the assumption by each Target Fund of all of the liabilities of the corresponding Acquiring Fund, and (2) the distribution of the shares of each Target Fund pro rata to the shareholders of the corresponding Acquiring Fund in complete liquidation and termination of the Target Funds.

Northern Lights Fund Trust (Target Funds)		Professionally Managed Portfolios (Acquiring Funds)
Zeo Short Duration Income Fund	à	Osterweis Short Duration Credit Fund
Class I Shares	à	Investor Class Shares

Zeo Sustainable Credit Fund	à	Osterweis Sustainable Credit Fund
Class I Shares	à	Investor Class Shares

If shareholders of the Target Funds approve the Reorganizations, each owner of shares of the Target Funds will become a shareholder of the Investor Class shares of the corresponding Acquiring Fund. Each shareholder of the Target Funds will hold, immediately after the close of the Reorganizations (the “Closing”), shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder on the Closing Date. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement for a detailed explanation of Proposal 1. If the Plan is approved by shareholders of the Target Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganizations are expected to be effective on or about October 8, 2022.

Question 5 : Why am I being asked to vote on the Interim Advisory Agreement and New Advisory Agreement?

Answer : Zeo provided written notice to the Northern Lights Board on March 23, 2022, that pursuant to the terms of its investment advisory agreements, it was resigning as investment adviser to the Target Funds effective April 30, 2022. As such, the prior advisory agreements between Zeo and Northern Lights Fund Trust, on behalf of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund (the “Previous Advisory Agreements”) were terminated. As a result, the Northern Lights Board approved the Interim Advisory Agreement and New Advisory Agreement between Osterweis and Northern Lights Fund Trust, on behalf of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund. The Interim Advisory Agreement took effect on the closing date of the Transition on May 1, 2022, and will remain in effect until the earlier of the closing date of the Reorganizations or 150 days following the closing date of the Transition. Pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”), compensation earned by Osterweis under the Interim Advisory Agreement is being held in escrow. The terms of the Interim Advisory Agreement and New Advisory Agreement, including the amount of compensation payable to Osterweis thereunder, are substantially similar to the terms of the Previous Advisory Agreements, except for the effective date, termination date and fee escrow provisions for the Interim Advisory Agreement only and the substitution of “Osterweis” for “Zeo.” Another difference is that rather than operate under two separate advisory agreements, going forward, the funds would operate under one advisory agreement. Once shareholders of the Target Funds approve the Interim Advisory Agreement, Osterweis will be able to receive the amounts held in escrow for its services provided to the Target Funds under the Interim Advisory Agreement. The New Advisory Agreement is set to take effect, upon shareholder approval, to ensure continued and uninterrupted management of the Target Funds. If the Reorganizations are approved, the New Advisory Agreement will only remain in effect until the closing of the Reorganizations.

Question 6 : What happens if the Interim and New Advisory Agreements are not approved by shareholders?

Answer : If the Interim Advisory Agreement is not approved for a Fund, Osterweis will receive the lesser of its costs incurred in rendering its services (plus interest) under the Interim Advisory Agreement or the amount held in escrow (plus interest). If the New Advisory Agreement is not approved for a Fund, Osterweis will manage the Funds without compensation until the Reorganizations take effect.

Question 7 : Are the investment objectives and strategies of the Acquiring Funds different from those of the Target Funds?

Answer: No, the investment objective of each Acquiring Fund will be identical to that of the corresponding Target Fund, and the investment strategies of each Acquiring Fund will be substantially similar to those of the corresponding Target Fund.

Question 8 : Will there be changes to the Board of Trustees and service providers for the Acquiring Funds?

Answer: Yes, Northern Lights Fund Trust and PMP have different Boards of Trustees, legal counsel, independent registered public accounting firms, fund accountants, transfer agents, and custodians as set forth in the table below.

	Target Funds	Acquiring Funds
Administrator	Gemini Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Fund Accountant	Gemini Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	Gemini Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Quasar Distributors, LLC
Auditor	Cohen & Company, Ltd.	Tait, Weller & Baker LLP
Legal Counsel	Thompson Hine LLP	Sullivan & Worcester LLP
Question 9 : Will the Reorganizations affect the fees and expenses I pay as a shareholder of the Target Funds?

Answer: The fees and expenses you pay as a shareholder of the Target Funds are expected to be the same after you become a shareholder of the Acquiring Funds. For each of the Target Funds and corresponding Acquiring Funds, the management fee is 0.75% of the Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for Class I shares (with respect to each Target Fund) and Investor Class (with respect to each Acquiring Fund) is 0.99% per annum of each Fund’s average daily net assets. Neither the Target Funds or the Acquiring Funds impose any shareholder fees, including redemption fees. Additionally, neither the Target Funds nor the Acquiring Funds have adopted a Distribution and Shareholder Servicing (12b-1) Plan.

Osterweis has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Target Fund to the extent necessary to ensure that the Target Fund’s total operating expenses excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2023, unless the Board of Trustees of Northern Lights Fund Trust approves its earlier termination. Once the Expense Limitation expires, the Fund’s expenses may increase. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and the expense limits at the time of recoupment. This agreement may only be terminated by the Board of Trustees on sixty days’ notice to Osterweis.

Osterweis has agreed to waive its management fees and/or reimburse each Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of the Fund’s average daily net assets through at least June 30, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, PMP’s Board of Trustees. Osterweis may request recoupment of previously waived fees and paid expenses from each Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. At current expense limitation levels, such circumstances are not met and as such, no recoupment may occur.

Question 10 : Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

Answer: Although the number of shares of each Acquiring Fund you receive may differ from the number of Target Fund shares you hold, in exchange for your shares of the corresponding Target Fund, you will receive shares of the corresponding Acquiring Fund equal in value to the net asset value of your Target Fund shares immediately prior to the Reorganization.

Question 11 : Will the Reorganizations result in any taxes?

Answer: Each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. Accordingly, it is expected that the Target Funds will not recognize any gains or losses as a direct result of the transfer of all of their respective assets and liabilities in exchange for shares of the corresponding Acquiring Fund or as a result of the liquidation and termination, and shareholders of each Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganizations. At any time up to and including the last business day before the Reorganizations, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes. The Reorganizations will not take place unless PMP and Northern Lights Fund Trust receive an opinion from tax counsel to PMP confirming such tax treatment, which receipt is a non-waivable condition of the Reorganizations. For more detailed information about the tax consequences of the Reorganizations, please refer to the “Federal Income Tax Consequences of the Reorganizations” section below. Shareholders of each Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganizations in light of their individual circumstances.

Question 12 : Will my basis change as a result of the Reorganizations?

Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares you receive in the Reorganizations will be the same as the basis of your Target Fund shares you held immediately before the Reorganizations.

Question 13 : Will I be charged a commission or other fee as a result of the Reorganizations?

Answer: No, there will not be any commission or other transactional fees imposed on shareholders in connection with the Reorganizations.

Question 14 : Why do I need to vote?

Answer : Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question 15 : How does the Northern Lights Board recommend that I vote?

Answer : The Proposals have been carefully reviewed by the Northern Lights Board, who unanimously recommend that shareholders vote “FOR” Proposal 1 and “ FOR ” Proposal 2.

Question 16 : Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: Neither the Target Funds, nor the Target Funds’ shareholders will pay any expenses related to the Reorganization. Osterweis will bear all expenses relating to the Reorganizations, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

Question 17 : Will the Reorganizations affect my ability to buy and sell shares?

Answer : No. You may continue to make additional purchases or sales of each Target Fund shares either directly through the Transfer Agent or through your financial intermediary up to and including the business day prior to the Reorganizations, which are anticipated to be on or about October 8, 2022. Any purchases or sales of Target Fund shares made after the Reorganizations will be purchases or sales of the corresponding Acquiring Fund. If the Reorganization is approved, your Target Fund shares will automatically be converted to the corresponding Acquiring Fund shares.

Question 18 : What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Target Funds do not approve the proposal for the Reorganizations, the Target Funds will continue operations as series of Northern Lights Fund Trust, and the Northern Lights Board will take such action as it deems necessary and in the best interests of the Target Funds and its shareholders.

Question 19 : How do I vote my shares?

Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Questions and Answers section.

Question 20: Who do I call if I have questions?

Answer: If you have questions about the Reorganization, Proposals or the Proxy Card, please do not hesitate to call Mediant at 1-877-403-2032.

COMBINED PROXY STATEMENT AND PROSPECTUS
August [__], 2022

For the Reorganization of

Zeo Short Duration Income Fund
Zeo Sustainable Credit Fund
(each a series of Northern Lights Fund Trust)
c/o Gemini Fund Services, LLC,
4221 North 203rd Street, Suite 100,
Elkhorn, Nebraska 68022-3474
1-855-936-3863
Into

Osterweis Short Duration Credit Fund
Osterweis Sustainable Credit Fund
(each a series of Professionally Managed Portfolios)
c/o U.S. Bank Global Fund Services
615 East Michigan Street,
Milwaukee, Wisconsin 53202
1-(866) 236-0050

_________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund, each a series of Northern Lights Fund Trust (each, a “Target Fund,” together, the “Target Funds”), on September 28, 2022 at the principal offices of Thompson Hine, LLP, located at 41 South High Street, Columbus, OH 43215 and virtually via conference call at 10:00 a.m. Eastern Time.

At the Special Meeting, shareholders of each Target Fund will be asked to consider and vote on the following proposals (the “Proposal”):

1.To approve an Agreement and Plan of Reorganization (the “Plan”), under which all of the assets of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund, each a series of Northern Lights Fund Trust, (each a “Target Fund” and together the “Target Funds”) into the Osterweis Short Duration Credit Fund and the Osterweis Sustainable Credit Fund, respectively, each a newly created series of Professionally Managed Portfolios (each an “Acquiring Fund” and together the “Acquiring Funds”) (each a “Reorganization” and together the “Reorganizations”);

2. To approve an interim investment advisory agreement and a new investment advisory agreement between Osterweis Capital Management, LLC (“Osterweis”) and Northern Lights Fund Trust, on behalf of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund (the “Advisory Agreement”); and

3.To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Proposals have been carefully reviewed by the Northern Lights Board, who unanimously recommend that shareholders vote “FOR” Proposal 1 and “ FOR ” Proposal 2.

The Reorganization Agreement provides for: (1) the transfer of all of the assets of each Target Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (as shown below), and the assumption by each Target Fund of all of the liabilities of the corresponding Acquiring Fund, and (2) the distribution of the shares of each Target Fund pro rata to the shareholders of the corresponding Acquiring Fund in complete liquidation and termination of the Target Funds. After the Reorganizations, shareholders will no longer be shareholders of the Target Fund, but will become shareholders of the Acquiring Fund.

Shares will be exchanged as follows:

Northern Lights Fund Trust (Target Funds)		Professionally Managed Portfolios (Acquiring Funds)
Zeo Short Duration Income Fund	à	Osterweis Short Duration Credit Fund
Class I Shares	à	Investor Class Shares

Zeo Sustainable Credit Fund	à	Osterweis Sustainable Credit Fund
Class I Shares	à	Investor Class Shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
This Proxy Statement sets forth concisely the information you should know before voting on the Proposals. You should read it and keep it for future reference.
The following documents containing additional information about the Target Funds and the Acquiring Funds, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement:
• the Statement of Additional Information dated August [__], 2022 relating t o this Proxy Statement (the “Proxy Statement SAI”);
• the Prospectus of the Target Funds, dated August 28, 2021 , a s supplemented on April 19, 2022 and July 13, 2022 (the “Target Funds Prospectus”) (File Nos. 333-122917 and 811-21720);
The following documents containing additional information about the Target Funds, each having been filed with the SEC and available:

• the Statement of Additional Information of the Target Funds, dated August 28, 2021 , a s supplemented on April 19, 2022 and July 13, 2022 (the “Target Funds’ SAI”) (File Nos. 333-122917 and 811-21720);
• the Semi-Annual Report for the Target Funds for the fiscal period ended October 31, 2021 (the “Target Funds Semi-Annual Report”) (File No. 811-21720); and
• the Annual Report for the Target Funds for the fiscal year ended April 30, 2022 (the “Target Funds Annual Report” (File No. 811-21720).
• This Proxy Statement will be mailed on or about [August 22], 2022 to shareholders of record of the Target Funds as of August 5, 2022.
Each Target Fund is a registered open-end management investment company. The Target Funds’ Prospectus, the Target Funds Annual Report and the Target Funds Semi-Annual Report have previously been delivered to Target Funds shareholders. Additional information about the Acquiring Funds that will be included in the Acquiring Funds’ Prospectus, when available, is included in Appendix D to this Proxy Statement. Each Acquiring Fund is newly-organized and currently has no assets or liabilities. Each Acquiring Fund is an open-end management investment company that has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the corresponding Target Fund. The Acquiring Funds will not commence operations until the date of the Reorganization.
Copies of the Target Funds’ Prospectus and Target Funds' SAI are available upon request and without charge by calling the Target Funds at 1-855-936-3863, visiting www.zeo.com, or writing to the Zeo Funds, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154. Copies of documents relating to the Acquiring Funds, when available, may be obtained upon request and without charge by writing to the Osterweis Funds at c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (toll-free) at 1-(866) 236-0050 or visiting www.osterweis.com.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Funds or the Acquiring Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL 1 – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
OVERVIEW OF THE PROPOSED REORGANIZATIONS
The Northern Lights Board, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), proposes that shareholders of the Target Funds approve the Plan, pursuant to which each Target Fund will reorganize into a corresponding Acquiring Fund and each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund. A form of the Plan is attached to this Proxy Statement as Appendix A. The Northern Lights Board considered the Reorganizations at a meeting held on May 18, 2022. The Northern Lights Board’s evaluation of the terms of the Plan, and other relevant information presented to the Northern Lights Board in advance of and at the meeting, and in light of its fiduciary duties under federal and state law, the Northern Lights Board, including all of the Trustees who are not “interested persons” of Northern Lights Fund Trust under the 1940 Act, determined that the Reorganizations are (1) in the best interests of each Target Fund and their shareholders and (2) that participation in the Reorganizations will not dilute the interests of the existing shareholders of each Target Fund. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the Northern Lights Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.
To reorganize the Zeo Short Duration Income Fund and the Zeo Sustainable Credit Fund into series of Professionally Managed Portfolios (“PMP”), funds with the same investment objective and substantially similar principal investment strategies as the Target Funds--Osterweis Short Duration Credit Fund and the Osterweis Sustainable Credit Fund--have been created as a new series of PMP. If the shareholders of the Target Funds approve the Plan, the Reorganizations will have these primary steps:
•All of the assets of each Target Fund will be transferred to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the corresponding Target Fund’s liabilities;
•Immediately after the transfer of each Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the corresponding Acquiring Fund shares received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the corresponding Target Fund; and
•The Target Funds will be liquidated and terminated.
Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the corresponding Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to the corresponding Target Fund shareholders, and the liquidation and termination of the Target Fund. Each Target Fund will be the accounting survivor after the Reorganizations. As a result of the Reorganizations, existing shareholders of the Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganizations. No commission or other transaction fees will be charged to the Target Funds’ shareholders in connection with the Reorganizations.
Each Target Fund offers its shares through Class I shares, while each Acquiring Fund offers its shares through Investor Class shares. These are substantially similar share classes. The minimum investment amount for shares of the Target Funds and Acquiring Funds is $5,000. Shares of each Fund may be purchased and redeemed in similar manners, directly or through your financial intermediary. The Target Funds and Acquiring Funds also offer the ability to exchange into other Funds.
Each Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a result, in general, each Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the corresponding Acquiring Fund or as a result of its liquidation and termination, and shareholders of each Target Fund will not recognize any gain or loss upon receipt of shares of the corresponding Acquiring Fund in connection with the Reorganization. Each Reorganization will not take place unless PMP and Northern Lights Fund Trust receive an opinion from tax counsel to PMP confirming such tax treatment, which receipt is a non-waivable condition of the Reorganizations.
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EFFECT OF THE REORGANIZATIONS
The primary purpose of the Reorganizations is to move the investment portfolio and shareholders presently associated with each Target Fund to the corresponding Acquiring Fund.
Certain basic information about each Target Fund and Acquiring Fund is provided in the table below. The Target Funds and Acquiring Funds are sometimes referred to together as the “Funds.”

	Zeo Short Duration Income Fund Target Fund	Osterweis Short Duration Credit Fund Acquiring Fund
Identity of Fund	Zeo Short Duration Income Fund, a series of Northern Lights Fund Trust (an open-end management investment company registered with the SEC)	Osterweis Short Duration Credit Fund, a series of Professionally Managed Portfolios (an open-end management investment company registered with the SEC)
Ticker Symbol	ZEOIX	Same following the Reorganization
Diversification Status	Diversified	Same

	Zeo Sustainable Credit Fund Target Fund	Osterweis Sustainable Credit Fund Acquiring Fund
Identity of Fund	Zeo Sustainable Credit Fund, a series of Northern Lights Fund Trust (an open-end management investment company registered with the SEC)	Osterweis Sustainable Credit Fund, a series of Professionally Managed Portfolios (an open-end management investment company registered with the SEC)
Ticker Symbol	ZSRIX	Same following the Reorganization
Diversification Status	Non-Diversified	Same

Both Target Funds currently operate on a fiscal year ending April 30. Following the Reorganizations, both Acquiring Funds will assume the financial history of the corresponding Target Funds. The Acquiring Funds anticipate changing the fiscal year of the Acquiring Funds to March 31 of each year in the future to reflect the fiscal year end of the other Osterweis series of PMP. The Northern Lights Fund Trust is organized as a Delaware statutory trust, PMP is organized as a Massachusetts business trust.

As explained further in Proposal 2, effective May 1, 2022, Osterweis Capital Management, LLC (“Osterweis”) acquired certain business assets of Zeo Capital Advisors, LLC (“Zeo’”). At that time, all of Zeo’s employees became employees of Osterweis and the portfolio managers of the Target Funds continue to be responsible for the day-to-day management of the Target Funds.

After the Reorganizations, there will no change in the management of the funds. The investment objectives of each Acquiring Fund will be the same as that of the corresponding Target Fund, and the investment strategies of each Acquiring Fund will be substantially similar to those of the corresponding Target Fund. The principal investment risks of each Acquiring Fund will also be materially identical to those of the corresponding Target Fund.

The fees and expenses you pay as a shareholder of the Target Funds are expected to be the same after you become a shareholder of the Acquiring Funds. For each of the Target Funds and corresponding Acquiring Funds, the management fee is 0.75% of the Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for Class I shares (with respect to each Target Fund) and Investor Class (with respect to each Acquiring Fund) is 0.99% per annum of each Fund’s average daily net assets. Neither the Target Funds or the Acquiring Funds impose any shareholder fees, including redemption fees. Additionally, neither the Target Funds nor the Acquiring Funds have adopted a Distribution and Shareholder Servicing (12b-1) Plan.
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Shareholders will continue to be able to make additional purchases or sales of the Target Funds’ shares through their financial intermediary up to and including the business day prior to the Reorganizations. If the Reorganizations are approved, shares of each Target Fund will automatically be converted to shares of the corresponding Acquiring Fund.
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SUMMARY COMPARISON OF THE FUNDS
Fees and Expenses
The tables below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Funds and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the corresponding Acquiring Fund after giving effect to the Reorganization. These tables and the following Examples do not include any brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares pursuant to the terms of their individual account agreements with such financial intermediaries. Expenses for each Target Fund are based on operating expenses of the Target Fund for the fiscal year ended April 30, 2022. Expenses for each Acquiring Fund are pro forma operating expenses based on the corresponding Target Fund for the same period, assuming the Reorganization had occurred prior to the start of the period and includes restatements to reflect current fees.

Zeo Short Duration Income Fund / Osterweis Short Duration Credit Fund

Shareholder Fees (fees paid directly from your investment)
	Zeo Short Duration Income Fund Target Fund	Osterweis Short Duration Credit Fund Acquiring Fund (Pro Forma)
	Class I	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Zeo Short Duration Income Fund Target Fund	Osterweis Short Duration Credit Fund Acquiring Fund (Pro Forma)
	Class I	Investor Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)	0.24%	0.10%
Total Annual Fund Operating Expenses	0.99%	0.85%
Less: Fee Waiver and/or Expense Reimbursement	—%	—%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	0.99%	0.85%

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Zeo Sustainable Credit Fund / Osterweis Sustainable Credit Fund

Shareholder Fees (fees paid directly from your investment)
	Zeo Sustainable Credit Fund Target Fund	Osterweis Sustainable Credit Fund Acquiring Fund (Pro Forma)
	Class I	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Zeo Sustainable Credit Fund Target Fund	Osterweis Sustainable Credit Fund Acquiring Fund (Pro Forma)
	Class I	Investor Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)	1.57%	1.47%
Total Annual Fund Operating Expenses	2.32%	2.22%
Less: Fee Waiver and/or Expense Reimbursement	(1.33)%	(1.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	0.99%	0.99%

(1)     Other Expenses for each Acquiring Fund are based on estimated amounts for the current fiscal year with the Acquiring Fund’s anticipated service providers.
(2)     Osterweis has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Target Fund to the extent necessary to ensure that the Target Fund’s total operating expenses excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2023, unless the Board of Trustees of Northern Lights Fund Trust approves its earlier termination. Once the Expense Limitation expires, the Fund’s expenses may increase. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and the expense limits at the time of recoupment. This agreement may only be terminated by the Board of Trustees on sixty days’ notice to Osterweis. (Prior to July 1, 2021, the Expense Limitation for the Zeo Sustainable Credit Fund was 1.25% of the Fund’s average daily net assets. Accordingly, the Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Net of Waivers in the Financial Highlights.)
(3) Osterweis has agreed to waive its management fees and/or reimburse each Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of the Fund’s average daily net assets through at least June 30, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, PMP’s Board of Trustees. Osterweis may request recoupment of previously waived fees and paid expenses from each Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. At current expense limitation levels, such circumstances are not met and as such, no recoupment may occur.

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Examples
The Examples below are intended to help you compare the cost of investing in shares of each Target Fund with the cost of investing in shares of the corresponding Acquiring Fund after giving effect to the Reorganizations. The expenses used in the Examples for each Target Fund are based on operating expenses of the Target Fund for the fiscal year ended April 30, 2022. The expenses used in the Example for the Acquiring Funds are pro forma operating expenses of each Acquiring Fund for the fiscal year ended April 30, 2022, assuming the Reorganization had occurred prior to the start of the period. The Examples assume that you invest $10,000 in a Fund and then redeem or hold all of your shares at the end of each period. The Examples also assume that your investment has a 5% annual return and that operating expenses remain the same. The Examples takes into account the Expense Cap for each Target Fund which are only reflected through August 31, 2023 and June 30, 2024 for each Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Zeo Short Duration Income Fund / Osterweis Short Duration Credit Fund

	One Year	Three Years	Five Years	Ten Years
Target Fund
Class I	$101	$315	$547	$1,213
Acquiring Fund (Pro Forma)
Investor Class	$87	$271	$471	$1,049

Zeo Sustainable Credit Fund / Osterweis Sustainable Credit Fund

	One Year	Three Years	Five Years	Ten Years
Target Fund
Class I	$101	$597	$1,119	$2,553
Acquiring Fund (Pro Forma)
Investor Class	$101	$576	$1,077	$2,458

Fund Performance
The Acquiring Funds have no performance history, since they will not commence operations until after the closing of the Reorganizations. At that time, each Acquiring Fund will adopt the financial statements and the performance history of the corresponding Target Fund.

The bar charts and the performance tables illustrate the risks and volatility of an investment in Class I shares of each Target Fund for the past ten calendar years (or shorter as the case may be) and show how each Target Fund’s average annual total returns for one year, five years, ten years and since inception, before and after taxes, compared with those of the Bloomberg U.S. Aggregate Bond Index and ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index for the Short Duration Income Fund, and compared with those of the Bloomberg U.S. Aggregate Bond Index and the ICE BofA Single-B U.S. High Yield Index for the Zeo Sustainable Credit Fund, each a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. The following performance information illustrates the risks of investing in each Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s performance compares to that of a broad-based securities market index. As always, past performance of each Target Fund (before and after taxes) is not an indication of how it or the corresponding Acquiring Fund will perform in the future. To obtain updated performance information for each Target Fund, please visit www.zeo.com or call 1-855-936-3863.

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Zeo Short Duration Income Fund
Calendar Year Total Return for Class I Shares as of December 31

Best Quarter	Worst Quarter
6.59%	-10.73%
(June 30, 2020)	(March 31, 2020)
The calendar year-to-date return for Class I shares as of June 30, 2022 was -10.14%.

Zeo Short Duration Income Fund Average Annual Total Returns (for the Periods Ended December 31, 2021)
	1 Year	5 Year	10 Years
Class I Shares
Return Before Taxes	4.56%	3.09%	3.29%
Return After Taxes on Distributions	2.84%	1.59%	1.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.68%	1.71%	1.89%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(1)	-1.54%	3.57%	2.90%
ICE BofA 0-2 Yr. Duration BB-B U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)(1)	3.47%	3.55%	3.06%
(1) Effective August [__], 2022, the primary benchmark changed from the Bloomberg U.S. Aggregate Bond Index to the ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index as the ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

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Zeo Sustainable Credit Fund
Calendar Year Total Return for Class I Shares as of December 31

Best Quarter	Worst Quarter
5.45%	-11.08%
(June 30, 2020)	(March 31, 2020)
The calendar year-to-date return for Class I shares as of June 30, 2022 was -9.93%.

Zeo Sustainable Credit Fund Average Annual Total Returns (for the Periods Ended December 31, 2021)
	1 Year	Since Inception of the Fund (5/31/2019)
Class I Shares
Return Before Taxes	5.63%	2.42%
Return After Taxes on Distributions	3.54%	0.91%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.31%	1.20%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(1)	-1.54%	3.68%
ICE BofA Single-B U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)(1)	4.88%	5.85%
(1) Effective August [__], 2022, the primary benchmark changed from the Bloomberg U.S. Aggregate Bond Index to the ICE BofA Single-B U.S. High Yield Index as the ICE BofA Single-B U.S. High Yield Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

The Bloomberg U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

The ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index rated BB1 through B3 with a duration-to-worst of less than two years.

The ICE BofA Single-B U.S. High Yield Index is a subset of ICE BofA U.S. High Yield Index including all securities rated B1 through B3.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Comparison of Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. Because the Acquiring Funds are newly organized, no portfolio turnover data is available. For the fiscal year ended April 30, 2022, the portfolio turnover rate for each Target Fund is shown below as the average value of the Fund’s portfolio:

Target Funds	Portfolio Turnover Rates
Zeo Short Duration Income Fund	131%

Zeo Sustainable Credit Fund	69%

Comparison of Principal Investment Objectives, Strategies, and Policies
Each Target Fund and corresponding Acquiring Fund have the same investment objective and substantially similar investment strategies, which are presented below. The investment objective of each Fund is not a fundamental policy and thus may be changed without notice or shareholder approval, although there is no present intention to do so.
Each Acquiring Fund has been created as a new series of PMP solely for the purpose of acquiring the corresponding Target Fund’s assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization. If the Reorganization is approved, all of the Target Fund’s assets will be transferred to and held by the corresponding Acquiring Fund immediately following the Reorganization.

Target Fund - Zeo Short Duration Income Fund	Acquiring Fund - Osterweis Short Duration Credit Fund

Investment Objective
The Fund seeks low volatility and absolute returns consisting of income and moderate capital appreciation.	Same.

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Target Fund - Zeo Short Duration Income Fund	Acquiring Fund - Osterweis Short Duration Credit Fund

Principal Investment Strategies
The Fund’s adviser seeks to achieve the Fund’s investment objective by investing primarily in fixed income securities and by actively managing interest rate and default risks. The Fund takes a sustainable credit approach to investment analysis, combining rigorous fundamental analysis with an in-depth evaluation of sustainable investing factors to identify investments. In doing so, the Fund’s strategy is managed with a focus on delivering low volatility and absolute returns by using fundamental analysis to construct a portfolio consisting primarily of carefully selected, short duration fixed-income securities issued by companies who prioritize intentional progress in key areas of sustainable business practices. Relative sustainable practices and exclusions based on specific environmental, social and governance (ESG) risks are both considerations in the adviser’s fundamental and sustainable credit research process.

Osterweis Capital Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing primarily in fixed income securities and by actively managing interest rate and default risks. The Fund takes a sustainable credit approach to investment analysis, combining rigorous fundamental analysis with an in-depth evaluation of sustainable investing factors to identify investments. In doing so, the Fund’s strategy is managed with a focus on delivering low volatility and absolute returns by using fundamental analysis to construct a portfolio consisting primarily of carefully selected, short duration fixed-income securities issued by companies who prioritize making progress in key areas of sustainable business practices. Relative sustainable practices and exclusions based on specific environmental, social and governance (ESG) risks are both considerations in the Adviser’s fundamental and sustainable credit research process.

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Target Fund - Zeo Short Duration Income Fund	Acquiring Fund - Osterweis Short Duration Credit Fund

Under normal circumstances, the Fund invests at least 80% of its assets, defined as net assets plus any borrowings for investment purposes, in fixed income securities that meet the adviser’s sustainable business practices criteria. The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, syndicated loan assignments and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities. Convertible bonds provide interest income as well as capital appreciation if the value of equity conversion feature increases, though the Fund primarily considers convertible bonds in which the equity conversion feature is not a significant portion of the bond’s value. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. Though the Fund can invest in securities domiciled in foreign countries (including emerging markets) and denominated in foreign currencies, the Fund invests primarily in securities denominated in US dollars issued by issuers domiciled in developed markets. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index. The Fund may invest a majority of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by S&P Global Ratings (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds.

Under normal circumstances, the Fund invests at least 80% of its assets, defined as net assets plus any borrowings for investment purposes, in fixed income securities of sustainable companies. The Fund defines a “sustainable company” as a company that seeks to improve its financial position and/or maintain its competitive advantage by, among other things, proactively addressing ESG risks material to its business operations. At time of purchase, companies added to the Fund’s portfolio must, in the Adviser’s judgement, align with the Adviser’s proprietary Sustainability Spectrum,™ sustainable business practices criteria, as described below.

The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, syndicated loan assignments and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities. Convertible bonds provide interest income as well as capital appreciation if the value of equity conversion feature increases, though the Fund primarily considers convertible bonds in which the equity conversion feature is not a significant portion of the bond’s value. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity.

Though the Fund can invest in securities domiciled in foreign countries (including emerging markets) and denominated in foreign currencies, the Fund invests primarily in securities denominated in U.S. dollars issued by issuers domiciled in developed markets. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index. The Fund may invest a majority of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by S&P Global Ratings (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds. The Fund may, from time to time, have significant exposure to one or more sectors of the market.

The adviser seeks to preserve the Fund’s principal by managing interest rate, default and currency risks. The adviser manages interest rate risk by maintaining, under normal market conditions, an average portfolio duration of 3.5 years or less by investing in short-term, medium-term and floating rate securities. In certain infrequent circumstances. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2 would be expected to decrease in price 2% for every 1% rise in interest rates.

The Adviser seeks to preserve the Fund’s principal by managing interest rate, default and currency risks. The Adviser manages interest rate risk by maintaining, under normal market conditions, an average portfolio duration of 3.5 years or less by investing in short-term, medium-term and floating rate securities. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2 would be expected to decrease in price 2% for every 1% rise in interest rates.

11

Target Fund - Zeo Short Duration Income Fund	Acquiring Fund - Osterweis Short Duration Credit Fund

The adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the adviser’s credit analysis of each issuer. The adviser may also select securities that are in default, subject to bankruptcy or reorganization where the adviser believes the risks to be consistent with capital preservation, based on the adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value. The adviser believes that the combination of this fundamental analysis and the short duration characteristics of the securities result in a low volatility, absolute return risk profile.

The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value. The Adviser believes that the combination of this fundamental analysis and the short duration characteristics of the securities result in a low volatility, absolute return risk profile.

The adviser further manages default risk by considering whether an issuer’s management is making deliberate business decisions around the environmental, social and governance (ESG) factors most relevant to its operations. By considering these risk factors, the adviser aims to evaluate if a business is operating in a sustainable and responsible way to preserve its competitive advantage and maintain its staying power. In seeking to invest in companies who are leaders in their sectors in key areas of sustainable business practices or who are making or are likely to make visible progress toward appropriate sustainable practices. Specific key areas will vary by industry, and the weight of consideration can vary by company.

The Adviser further manages default risk by considering whether an issuer’s management is making deliberate business decisions around the ESG factors most relevant to its operations. By recognizing that ESG risk factors are credit factors impacting a company’s creditworthiness, the Adviser aims to evaluate if a business is operating in a sustainable and responsible way to preserve its competitive advantage and maintain its staying power. The Adviser seeks to invest in companies who are leaders in their sectors in key areas of sustainable business practices or who are making or are likely to make visible progress toward appropriate sustainable practices. The Adviser evaluates each issuer using its proprietary Sustainability Spectrum,™ which considers each company’s level of awareness, strategy, execution, and measurement regarding relevant sustainability factors. By monitoring Sustainability Spectrum™ status over time, the Adviser aims to invest in issuers who are proactively seeking to mitigate unexpected liabilities and volatility catalysts that can arise from neglected ESG risks. The Adviser leverages proprietary research that seeks to understand sustainable business practices and ESG risks for securities added to the portfolio. The Adviser considers ESG factors to be credit factors, and systematically integrates them into its credit analysis and investment decision-making process. Specific key areas will vary by industry, and the weight of consideration can vary by company.

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Target Fund - Zeo Short Duration Income Fund	Acquiring Fund - Osterweis Short Duration Credit Fund

The Adviser does not employ negative screening. However, the Adviser tends to disqualify companies with exposure to vice industries, such as alcohol, tobacco industry, the operation gambling casinos, the production or trade of pornographic materials, weapons or the oil industry, because they often do not align with the Adviser’s proprietary Sustainability Spectrum.™

The Adviser utilizes a proprietary sustainability research database, fundamental sector research, and the portfolio managers’ evaluation in constructing the Fund’s portfolio. The portfolio management team also selects securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by Adviser. The Adviser may consider, but does not rely on, third-party data sources or recommendations when making investment decisions for the Fund. The sustainable credit research process considers risks and opportunities holistically, meaning a security will not necessarily be excluded from investment due to any one particular ESG factor if the overall analysis results in a favorable sustainability evaluation by the Adviser. Consistent with this approach, the Fund is permitted to invest in the securities of an issuer that may be at an earlier stage on the Adviser’s proprietary Sustainability Spectrum™ with respect to ESG factors or has received lower ESG ratings from third-party services while also having a favorable non-ESG evaluation when measured at the time of investment, provided that the Adviser has determined that the company has placed and continues to maintain an acceptable level of emphasis on managing its ESG risks material to its business operations. The portfolio management team may also engage the issuer or relevant stakeholders of the issuer to gain a deeper understanding of a risk, promote improved risk management, and/or provide insight on potential opportunities.

To the extent that the Fund may employ derivatives, the Fund will not invest more than 25% of its assets in contracts with any one derivative counterparty.	Removed.

The adviser believes that both credit risk factors and sustainability factors contribute to an issuer’s creditworthiness and the combination of fundamental credit research and sustainable and responsible business practices result in a risk profile that is more likely to preserve capital and deliver attractive risk-adjusted total returns.
The Adviser believes that both credit risk factors and sustainability factors contribute to an issuer’s creditworthiness and the combination of fundamental credit research and sustainable and responsible business practices result in a risk profile that is more likely to preserve capital and deliver attractive risk-adjusted total returns over time.

The adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars. If the Fund invests in foreign currency denominated securities, the Fund restricts such activity to less than 50% of Fund assets.

The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars. If the Fund invests in foreign currency denominated securities, the Fund restricts such activity to less than 50% of Fund assets.

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Target Fund - Zeo Short Duration Income Fund	Acquiring Fund - Osterweis Short Duration Credit Fund

The adviser buys fixed income securities meets its credit and sustainability analysis standards that it believes have the highest expected return among issuers of similar credit quality. The adviser sells a security when its expected return declines, or issuer credit quality or sustainability deteriorates and to adjust portfolio-level duration.

The Adviser buys fixed income securities that meet its credit and sustainability analysis standards and that it believes offer the highest expected return among issuers of similar credit quality. The Adviser may sell a security when its expected return declines, the issuer’s credit quality or sustainability factors deteriorate, or to adjust portfolio-level duration or raise cash.

The Fund may engage in frequent trading of its portfolio, resulting in a higher turnover rate.	The Fund may engage in frequent trading of its portfolio, resulting in a higher turnover rate.

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Target Fund - Zeo Sustainable Credit Fund	Acquiring Fund - Osterweis Sustainable Credit Fund

Investment Objective
The Fund seeks risk-adjusted total returns consisting of income and moderate capital appreciation.	Same.

Principal Investment Strategies
The Fund’s adviser seeks to achieve the Fund’s investment objective by investing primarily in fixed income securities and by actively managing interest rate and default risks. The Fund takes a sustainable credit approach to investment analysis, combining rigorous fundamental analysis with an in-depth evaluation of sustainable investing factors to identify investments. In doing so, the Fund’s strategy is managed with a focus on delivering risk-adjusted total returns consistent with capital preservation by constructing a portfolio consisting primarily of carefully selected fixed-income securities issued by companies who prioritize intentional progress in key areas of sustainable business practices. Relative sustainable practices and exclusions based on specific environmental, social and governance (ESG) risks are both considerations in the adviser’s fundamental and sustainable credit research process.

Osterweis Capital Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing primarily in fixed income securities and by actively managing interest rate and default risks. The Fund takes a sustainable credit approach to investment analysis, combining rigorous fundamental analysis with an in-depth evaluation of sustainable investing factors to identify investments. In doing so, the Fund’s strategy is managed with a focus on delivering risk-adjusted total returns consistent with capital preservation by constructing a portfolio consisting primarily of carefully selected fixed-income securities issued by companies who prioritize making progress in key areas of sustainable business practices. Relative sustainable practices and exclusions based on specific environmental, social and governance (ESG) risks are both considerations in the Adviser’s fundamental and sustainable credit research process.

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Target Fund - Zeo Sustainable Credit Fund	Acquiring Fund - Osterweis Sustainable Credit Fund
Under normal circumstances, the Fund invests at least 80% of its assets, defined as net assets plus any borrowings for investment purposes, in fixed income securities that meet the adviser’s sustainable business practices criteria. The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, syndicated loan assignments and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities. Convertible bonds provide interest income as well as capital appreciation if the value of equity conversion feature increases, though the Fund primarily considers convertible bonds in which the equity conversion feature is not a significant portion of the bond’s value. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. The Fund can invest in securities domiciled in foreign countries (including emerging markets) and denominated in foreign currencies. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index. The Fund may invest a majority of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by S&P Global Ratings (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds.

Under normal circumstances, the Fund invests at least 80% of its assets, defined as net assets plus any borrowings for investment purposes, in fixed income securities of sustainable companies. The Fund defines a “sustainable company” as a company that seeks to improve its financial position and/or maintain its competitive advantage by, among other things, proactively addressing ESG risks material to its business operations. At the time of purchase, companies added to the Fund’s portfolio must, in the Adviser’s judgement, align with the Adviser’s proprietary Sustainability Spectrum™ sustainable business practices criteria, as described below.

The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, syndicated loan assignments and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities. Convertible bonds provide interest income as well as capital appreciation if the value of equity conversion feature increases, though the Fund primarily considers convertible bonds in which the equity conversion feature is not a significant portion of the bond’s value. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity.

Though the Fund can invest in securities domiciled in foreign countries (including emerging markets) and denominated in foreign currencies, the Fund invests primarily in securities denominated in U.S. dollars issued by issuers domiciled in developed markets. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index. The Fund may invest a majority of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by S&P Global Ratings (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds. The Fund may, from time to time, have significant exposure to one or more sectors of the market.

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Target Fund - Zeo Sustainable Credit Fund	Acquiring Fund - Osterweis Sustainable Credit Fund
The adviser seeks to preserve the Fund’s principal by managing default, interest rate, and currency risks. The adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the adviser’s credit analysis of each issuer. The adviser seeks investments whose total return derives from company fundamentals through market cycles where the impact of external economic factors on creditworthiness or the need to time markets is limited. The adviser may also select securities that are in default, subject to bankruptcy or reorganization where the adviser believes the risks to be consistent with capital preservation, based on the adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.

The Adviser seeks to preserve the Fund’s principal by managing interest rate, default and currency risks. The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser seeks investments whose total return derives from company fundamentals through market cycles where the impact of external economic factors on creditworthiness or the need to time markets is limited. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.

The adviser further manages default risk by considering whether an issuer’s management is making deliberate business decisions around the environmental, social and governance (ESG) factors most relevant to its operations. By considering these risk factors, the adviser aims to evaluate if a business is operating in a sustainable and responsible way to preserve its competitive advantage and maintain its staying power. In seeking to invest in companies who are leaders in their sectors in key areas of sustainable business practices or who are making or are likely to make visible progress toward appropriate sustainable practices. Specific key areas will vary by industry, and the weight of consideration can vary by company.

The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value. The Adviser believes that the combination of this fundamental analysis and the short duration characteristics of the securities result in a low volatility, absolute return risk profile.

The Adviser further manages default risk by considering whether an issuer’s management is making deliberate business decisions around the ESG factors most relevant to its operations. By recognizing that ESG risk factors are credit factors impacting a company’s creditworthiness, the Adviser aims to evaluate if a business is operating in a sustainable and responsible way to preserve its competitive advantage and maintain its staying power. The Adviser seeks to invest in companies who are leaders in their sectors in key areas of sustainable business practices or who are making or are likely to make visible progress toward appropriate sustainable practices. The Adviser evaluates each issuer using its proprietary Sustainability Spectrum,™ which considers each company’s level of awareness, strategy, execution, and measurement regarding relevant sustainability factors. By monitoring Sustainability Spectrum™ status over time, the Adviser aims to invest in issuers who are proactively seeking to mitigate unexpected liabilities and volatility catalysts that can arise from neglected ESG risks. The Adviser leverages proprietary research that seeks to understand sustainable business practices and ESG risks for securities added to the portfolio. The Adviser considers ESG factors to be credit factors, and systematically integrates them into its credit analysis and investment decision-making process. Specific key areas will vary by industry, and the weight of consideration can vary by company.

17

Target Fund - Zeo Sustainable Credit Fund	Acquiring Fund - Osterweis Sustainable Credit Fund

The Adviser does not employ negative screening. However, the Adviser tends to disqualify companies with exposure to vice industries, such as alcohol, tobacco industry, the operation gambling casinos, the production or trade of pornographic materials, weapons or the oil industry, because they often do not align with the Adviser’s proprietary Sustainability Spectrum.™

The Adviser utilizes a proprietary sustainability research database, fundamental sector research, and the portfolio managers’ evaluation in constructing the Fund’s portfolio. The portfolio management team also selects securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by Adviser. The Adviser may consider, but does not rely on, third-party data sources or recommendations when making investment decisions for the Fund. The sustainable credit research process considers risks and opportunities holistically, meaning a security will not necessarily be excluded from investment due to any one particular ESG factor if the overall analysis results in a favorable sustainability evaluation by the Adviser. Consistent with this approach, the Fund is permitted to invest in the securities of an issuer that may be at an earlier stage on the Adviser’s proprietary Sustainability Spectrum™ with respect to ESG factors or has received lower ESG ratings from third-party services while also having a favorable non-ESG evaluation when measured at the time of investment, provided that the Adviser has determined that the company has placed and continues to maintain an acceptable level of emphasis on managing its ESG risks material to its business operations. The portfolio management team may also engage the issuer or relevant stakeholders of the issuer to gain a deeper understanding of a risk, promote improved risk management, and/or provide insight on potential opportunities.

The adviser believes that both credit risk factors and sustainability factors contribute to an issuer’s creditworthiness and the combination of fundamental credit research and sustainable and responsible business practices result in a risk profile that is more likely to preserve capital and deliver attractive risk-adjusted total returns.
The Adviser believes that both credit risk factors and sustainability factors contribute to an issuer’s creditworthiness and the combination of fundamental credit research and sustainable and responsible business practices result in a risk profile that is more likely to preserve capital and deliver attractive risk-adjusted total returns over time.

To the extent that the Fund may employ derivatives, the Fund will not invest more than 25% of its assets in contracts with any one derivative counterparty.	Removed.

The Adviser manages interest rate risk primarily by varying the average duration of the Fund’s portfolio. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point.

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Target Fund - Zeo Sustainable Credit Fund	Acquiring Fund - Osterweis Sustainable Credit Fund
The adviser manages foreign currency risk by seeking securities denominated in U.S. dollars. If the Fund invests in foreign currency denominated securities, the Fund may purchase or sell foreign currencies or use currency futures or other currency derivatives if the adviser determines that hedging the currency risk is appropriate. The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund. However, the adviser manages the impact of the risk of each investment by a considered analysis of appropriate sizing and portfolio diversification.

The Adviser manages foreign currency risk by seeking securities denominated in U.S. dollars. If the Fund invests in foreign currency denominated securities, the Fund may purchase or sell foreign currencies or use currency futures or other currency derivatives if the Adviser determines that hedging the currency risk is appropriate. The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund. However, the Adviser manages the impact of the risk of each investment by a considered analysis of appropriate sizing and portfolio diversification.

The adviser buys fixed income securities that meet its credit and sustainability analysis standards which it believes have the highest expected risk-adjusted return among issuers of similar credit quality and to adjust portfolio-level exposure such as duration. The adviser sells a security when its expected return declines or issuer credit quality or sustainability deteriorates. The adviser may buy and sell interest rate-related derivatives to manage the Fund’s interest rate risk profile.

The Adviser buys fixed income securities that meet its credit and sustainability analysis standards and that it believes offer the highest expected risk-adjusted return among issuers of similar credit quality and to adjust portfolio-level exposure such as duration. The Adviser may sell a security when its expected return declines, the issuer’s credit quality or sustainability factors deteriorate, or to adjust portfolio level duration or raise cash.

The Fund may engage in frequent trading of its portfolio, resulting in a higher turnover rate.	The Fund may engage in frequent trading of its portfolio, resulting in a higher turnover rate.

Comparison of Principal Risks
The principal risks of investing in each Acquiring Fund are discussed below. The principal risks of each Acquiring Fund and each Target Fund are the same because the principal investment strategies of the Funds are substantially similar, although the disclosure of those risks may vary between the Funds. The principal risks for the Acquiring Funds are described below. For the principal risks associated with an investment in the Target Funds, please consult Appendix E.

The value of your investment in each Acquiring Fund and Target Fund will fluctuate, which means you could lose money.

The following risks apply to the Osterweis Short Duration Credit Fund:

•Sustainable Investment Risk: Each Fund follows a sustainable investment approach by investing in companies that demonstrate a focus on long-term sustainability in their overall strategy and business practices. In pursuing such a strategy, a Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account sustainable criteria for investments. Sustainability related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Osterweis’ criteria of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund to adapt its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund choosing to sell a security when it might otherwise be
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disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.

•Debt Securities Risks:

◦Credit Risk: The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in a security’s credit rating may affect a security’s value. In addition, investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities (high yield/junk bonds) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.

◦Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

◦Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

◦Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as interest-only securities and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

◦Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

•Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

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•Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears

•Convertible Security Risk: As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.

•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.

•Foreign Securities and Emerging Markets Risk: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences between United States and foreign regulatory practices. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.

•High Yield Securities (“Junk Bond”) Risk: Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

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•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and, if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.

•Portfolio Turnover Risk: High portfolio turnover may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

The following risks apply to the Osterweis Sustainable Credit Fund

•Sustainable Investment Risk: Each Fund follows a sustainable investment approach by investing in companies that demonstrate a focus on long-term sustainability in their overall strategy and business practices. In pursuing such a strategy, a Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account sustainable criteria for investments. Sustainability related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Osterweis’ criteria of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund to adapt its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund choosing to sell a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.

•Debt Securities Risks:

◦Credit Risk: The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in a security’s credit rating may affect a security’s value. In addition, investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities (high yield/junk bonds) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.

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◦Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

◦Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

◦Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as interest-only securities and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

◦Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

•High Yield Securities (“Junk Bond”) Risk: Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objectives.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

•Convertible Security Risk: As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.

•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.

•Foreign Securities and Emerging Markets Risk: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences
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between United States and foreign regulatory practices. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.

•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown..

•Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and, if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.

•Municipal Securities Risk: Investing in various municipal securities may involve risk related to the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve liquidity.

•Non-Diversification Risk: The Fund is classified as non-diversified under the 1940 Act, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers may expose the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•Portfolio Turnover Risk: High portfolio turnover may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

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•Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”): Certain instruments held by the Fund may pay an interest rate based on LIBOR, which is the offered rate for short-term loans between certain major international banks. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR.

•Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•U.S. Government and Agency Issuer Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Comparison of Funds’ Investment Restrictions
The investment restrictions adopted by the Target Funds and the Acquiring Funds as fundamental investment restrictions (i.e., cannot be changed by either Funds’ Board of Trustees without affirmative shareholder approval) are materially identical. A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. The investment restrictions adopted by the Target Funds and the Acquiring Funds as non-fundamental investment restrictions are materially identical. A non-fundamental restriction may be changed by a Fund’s Board of Trustees without shareholder approval.

A comparison of the Target Funds’ and the Acquiring Funds’ fundamental and non-fundamental investment restrictions is set forth below. The Target Funds’ fundamental and non-fundamental investment restrictions are also summarized under the section entitled “Investment Restrictions” in the Target Funds' SAI, which is incorporated by reference into this Proxy Statement. The Acquiring Funds’ fundamental and non-fundamental investment restrictions, as well as the Acquiring Funds’ interpretations of those restrictions, are also described in the Proxy Statement SAI.

Fundamental Investment Restrictions
Target Funds	Acquiring Funds

1. Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time when the borrowing is made.	Same.
2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that a Fund's engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.	Same.
3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.	Same.
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Fundamental Investment Restrictions
Target Funds	Acquiring Funds

4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	Same.
5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.	Same.
6. Loans. The Funds will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	Same.
7. Concentration. The Funds will not invest 25% or more of its total assets in a particular industry or group of industries. The Funds will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.	Same.

Non-Fundamental Investment Restrictions
Target Funds	Acquiring Funds

1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.	Same.
2. Borrowing. The Funds will not purchase any security while borrowings representing more than one third of its total assets are outstanding.	Same.
3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving other permitted investment techniques.	Same.
4. Illiquid Investments. The Funds will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.	Same.

If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of a Fund’s assets invested in certain securities or other instruments, or change in average duration of a Fund's investment portfolio, resulting from changes in the value of a Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to interpretations of the SEC or its staff described in fundamental restriction number 2 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total
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assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Funds, provided that a Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Management Comparisons
Boards of Trustees
Overall responsibility for oversight of Northern Lights Fund Trust rests with its Board (the “Northern Lights Board”). The Northern Lights Board is responsible for overseeing Osterweis and other service providers in the operations of Northern Lights Fund Trust in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and Northern Lights Fund Trust’s governing documents. The Northern Lights Board currently has six Trustees. A list of the Trustees and officers of Northern Lights Fund Trust, and their present positions and principal occupations, is provided under “Trustees and Officers” in the Target Funds' SAI.

Overall responsibility for oversight of PMP rests with its Board of Trustees (the “PMP Board”). The PMP Board is responsible for overseeing Osterweis and other service providers in the operations of PMP in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and PMP’s governing documents. PMP currently has five Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of PMP. A list of the Trustees and officers of PMP, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.
Investment Adviser of the Funds
The following table describes the management of the Funds.

	Target Funds		Acquiring Funds
	Zeo Short Duration Income Fund	à	Osterweis Short Duration Credit Fund
	Zeo Sustainable Credit Fund	à	Osterweis Sustainable Credit Fund
Investment Adviser	Osterweis Capital Management, LLC (“Osterweis”) (Prior to May 1, 2022, Zeo Capital Advisors, LLC (“Zeo”) was the investment adviser to the Funds)		Osterweis Capital Management, LLC (“Osterweis”)
Management Fee (as a percentage of average daily net assets)	0.75%		0.75%
Portfolio Managers	Venkatesh Reddy Marcus Moore		Venkatesh Reddy Marcus Moore

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Portfolio Managers
The portfolio managers are primarily responsible for the day-to-day management of the Funds. The Target Funds' SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Venkatesh Reddy, Portfolio Manager and Chief Investment Officer – Sustainable Credit has been the portfolio manager on both funds since their inceptions. He joined Osterweis Capital Management in 2022 as part of the Zeo Capital Advisors team transition. Prior to founding Zeo Capital in 2009, Mr. Reddy was a co-founder of Laurel Ridge Asset Management, a multi-strategy hedge fund, where he managed the credit, distressed, and event-driven portfolios. Previously, Mr. Reddy structured derivative products and was head of delta-one trading as a portfolio manager within Bank of America’s Equity Financial Products group (EFP). Mr. Reddy also managed investments in event-driven situations, convertible instruments, and options at Pine River Capital Management and HBK Investments, where he started his career. Mr. Reddy graduated from Harvard University (B.A. in Computer Science with Honors).

Marcus Moore, CPA, Assistant Portfolio Manager. Marcus Moore, CPA, has been assistant portfolio manager on both Funds since July 2021. He joined Osterweis Capital Management in 2022 as part of the Zeo Capital Advisors team transition, where he was an Assistant Portfolio Manager focused on credit research, including sustainability analysis. Before joining Zeo in 2019, Mr. Moore worked at Wells Fargo Bank for 14 years as an Analyst within Principal Investing, responsible for the retail, consumer, and gaming sectors across various asset classes including high yield bonds, leveraged loans, and structured products. Prior to working at Wells Fargo, Mr. Moore worked at Edison Mission Energy as an analyst and at Hamilton Resources, Procter & Gamble, and Goldman Sachs. Mr. Moore graduated from Morgan State University in Baltimore, MD (B.S. in Accounting) and from the University of California, Los Angeles Anderson School with an M.B.A.

Section 15(f) of the 1940 Act
Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, at least seventy-five percent (75%) of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto. The Board of Trustees of the Acquiring Funds will satisfy the first condition at the time of the Reorganizations. Osterweis has agreed not to take any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in connection with the Reorganizations.

Operating Expense Limitation Agreements
The fees and expenses you pay as a shareholder of the Target Funds are expected to be the same after you become a shareholder of the Acquiring Funds. For each of the Target Funds and corresponding Acquiring Funds, the management fee is 0.75% of the Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for Class I shares (with respect to each Target Fund) and Investor Class (with respect to each Acquiring Fund) is 0.99% per annum of each Fund’s average daily net assets. Neither the Target Funds or the Acquiring Funds impose any shareholder fees, including redemption fees. Additionally, neither the Target Funds nor the Acquiring Funds have adopted a Distribution and Shareholder Servicing (12b-1) Plan.

Osterweis has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Target Fund to the extent necessary to ensure that the Target Fund’s total operating expenses excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2023, unless the Board of Trustees of Northern Lights Fund Trust approves its earlier termination. Once the Expense Limitation expires, the Fund’s expenses may increase. These fee waivers and expense reimbursements are subject to possible
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recoupment from the Target Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and the expense limits at the time of recoupment. This agreement may only be terminated by the Board of Trustees on sixty days’ notice to Osterweis.

Osterweis has agreed to waive its management fees and/or reimburse each Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of the Fund’s average daily net assets through at least June 30, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, PMP’s Board of Trustees. Osterweis may request recoupment of previously waived fees and paid expenses from each Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. At current expense limitation levels, such circumstances are not met and as such, no recoupment may occur.

Zeo has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Target Fund to the extent necessary to ensure that the Target Fund’s total operating expenses excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2023, unless the Board of Trustees of Northern Lights Fund Trust approves its earlier termination. Once the Expense Limitation expires, the Fund’s expenses may increase.

Other Service Providers
The following table identifies the principal service providers that service each Target Fund and that are expected to service each Acquiring Fund:

	Target Funds	Acquiring Funds
Administrator	Gemini Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Fund Accountant	Gemini Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	Gemini Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Quasar Distributors, LLC
Auditor	Cohen & Company, Ltd.	Tait, Weller & Baker LLP
Legal Counsel	Thompson Hine LLP	Sullivan & Worcester LLP
Purchase and Redemption of Shares
With respect to the Acquiring Funds, all purchase requests received in good order by the Acquiring Funds’ transfer agent (the “Transfer Agent”) or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Acquiring Funds to receive purchase and redemption orders on its behalf. For additional information about purchasing Acquiring Funds’ shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” in Appendix D. For information about how the Target Funds’ shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy or Sell Shares” in the Target Funds’ Prospectus incorporated by reference herein.

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Each account application (an “Account Application”) to purchase Acquiring Funds’ shares is subject to acceptance by the Acquiring Funds and is not binding until so accepted. Each Acquiring Fund reserves the right to reject any purchase order if, in its discretion, it is in the Acquiring Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Acquiring Funds. Purchases may also be rejected from persons believed to be “market timers.” See Appendix D below. A service fee, currently $25, as well as any loss sustained by the Acquiring Funds, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Acquiring Funds and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Acquiring Funds or the Transfer Agent.

The minimum investment amounts for the Fund are as follows:

Minimum Investment Amounts
Target Funds		Acquiring Funds

Class I Shares		Investor Shares
Regular Account		Regular Account
Initial Investment	$5,000	Initial Investment	$5,000
Additional Investments	$1,000	Additional Investments	$100
Individual Retirement Account		Individual Retirement Account
Initial Investment	$1,500	Initial Investment	$1,500
Additional Investments	$1,000	Additional Investments	$100
Automatic Investment Plan		Automatic Investment Plan
Initial Investment	$5,000	Initial Investment	$5,000
Minimum Monthly Investment	$150	Minimum Monthly Investment	$100
For a discussion of how the Target Fund’s shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy or Sell Shares” in the Target Funds’ Prospectus incorporated by reference herein. For more information regarding how the Acquiring Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase Shares” and “How to Redeem Shares” in Appendix D attached to this Proxy Statement.

Distributions and Tax Information
The Target Funds, and likewise the Acquiring Funds, intend to distribute substantially all of their net investment income on a monthly basis and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Acquiring Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Acquiring Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Acquiring Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Changes in income tax laws, potentially with retroactive effect, could impact the Acquiring Funds’ investments or the tax consequences to you of investing in the Acquiring Funds. Some of the changes could affect the timing, amount, and tax treatment of the Acquiring Funds’ distributions made to shareholders. Please consult your tax advisor before investing.
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Each Acquiring Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. However, there can be no assurance that the Acquiring Funds will satisfy all requirements to be taxed as RIC.

Distributions of the Acquiring Funds’ investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Acquiring Funds’ shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Acquiring Funds’ distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Acquiring Funds’ distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent an Acquiring Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that an Acquiring Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

For a discussion of the Target Funds’ policies with respect to dividends and distributions and federal income tax considerations, see “Tax Status, Dividends and Distributions,” respectively, in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Funds’ policies with respect to dividends and distributions and federal income tax considerations, see “Distributions and Distributions” and “Tax Consequences” in Appendix D attached to this Proxy Statement.

NORTHERN LIGHTS BOARD CONSIDERATIONS
At a Quarterly Meeting of the Board held on May 18, 2022, the Northern Lights Board considered the proposed Reorganizations. Zeo’s reasons for proposing the Reorganizations, and the Northern Lights Board’s consideration of the Reorganizations, are described below.

The Northern Lights Board reviewed Osterweis’s responses to the Thompson Hine questionnaire seeking information about the proposed reorganizations and the Surviving Funds. The Northern Lights Board observed that Osterweis proposed to employ Quasar Distributors, LLC as distributor, U.S. Bank Global Fund Services as transfer agent, fund accountant, and administrator, and Tait, Weller, & Baker LLP as auditor of the Surviving Funds, and that U.S. Bank N.A. would remain as custodian of the Surviving Funds. The Northern Lights Board agreed that the proposed service providers were well established and capable of providing quality service to the Surviving Funds similar to the quality currently provided by the service providers to the Zeo Funds. The Northern Lights Board discussed that Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund would each have substantially the same investment strategy as that of Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund, respectively. The Northern Lights Board agreed that the New Trust was an established series trust with an experienced board of trustees and that the officers of the New Trust possessed strong backgrounds in the asset management industry.

The Northern Lights Board examined the proposed fees and expenses of the Surviving Funds and compared those with the fees and expenses of the Zeo Funds. The Northern Lights Board noted that the proposed management fees for the Surviving Funds were the same as the management fees for the Zeo Funds. The Northern Lights Board stated that Osterweis Short Duration Credit Fund’s net operating expenses of 0.86% were lower than Zeo Short Duration Income Fund’s net operating expenses of 0.99%. The Northern Lights Board further observed that the net operating expenses for Zeo Sustainable Credit Fund and Osterweis Sustainable Credit Fund were both 0.99% after Zeo Sustainable Credit Fund’s fee waiver of 0.67% and Osterweis Sustainable Credit Fund’s fee waiver of 1.84%. In response to a question from the Northern Lights Board, Counsel stated that the expense limitation agreement for Osterweis Sustainable Credit Fund would be in place for two years from its effective date. The Northern Lights Board considered that, once the expense limitation agreement was no longer in place for Osterweis Sustainable Credit Fund, the shareholders of Zeo Sustainable Credit Fund could be paying higher fees.
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The Northern Lights Board discussed the anticipated tax-free nature of the transaction for the Zeo Funds and their shareholders and that the transactions constituted a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Counsel confirmed that the Northern Lights Board would receive a legal opinion stating that the reorganizations would be a tax-free transaction to the Zeo Funds and their shareholders. In response to a question from the Northern Lights Board, Counsel reaffirmed that Osterweis would bear all expenses pertaining to the proposed reorganizations. Counsel noted that the reorganizations were recommended by Osterweis, and it was Osterweis’s belief that a transition of the Zeo Funds to a new trust could result in enhanced returns, distribution support, and growth of assets. The Northern Lights Board concluded that the terms of the reorganizations were fair and reasonable and that the interests of existing shareholders of the Zeo Funds would not be diluted as a result of the proposed reorganizations.

After further discussion, the Northern Lights Board determined that approval of the reorganizations was in the best interests of the shareholders of each of the Zeo Funds, subject to the Northern Lights Board’s review and approval of the final agreement and plan of reorganization. The Northern Lights Board agreed that if shareholders of the Zeo Funds did not approve the reorganizations, that the Zeo Funds would not be merged into the Surviving Funds and the Northern Lights Board would take such further action as it deemed to be in the best interests of the Zeo Funds.

In light of these factors, and their fiduciary duty under federal and state law, the Trustees approved the Reorganizations. The Trustees also determined that the Plan providing for the Reorganizations should be submitted to the Target Funds’ shareholders for approval. In their deliberations, the Trustees did not identify any single factor as paramount or controlling. The Northern Lights Board recommends that the shareholders of the Target Funds vote “FOR” the approval of the Plan relating to the Reorganizations of the Target Funds.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATIONS
The primary purpose of the Reorganizations is to move the investment portfolio and shareholders presently associated with each Target Fund to the corresponding Acquiring Fund. If shareholders of the Target Funds approve the Reorganizations, each owner of shares of the Target Funds will become a shareholder of the Investor Class shares of the corresponding Acquiring Fund. Each shareholder of the Target Funds will hold, immediately after the close of the Reorganizations (the “Closing”), shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder on the Closing Date. Subsequently, the Target Fund will be liquidated and terminated.
Effective May 1, 2022, the team at Zeo joined Osterweis and certain business assets of Zeo were acquired as part of an asset purchase agreement between the two firms (the “Transition”). The portfolio managers of the Target Funds continue to be responsible for the day-to-day management of the Target Funds. With the Transition, the Target Funds were able to benefit from the personnel, experience, and resources of Osterweis. After careful consideration, the Northern Lights Board unanimously recommends that shareholders vote “FOR” Proposal 1.

Shareholders of the Target Funds are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganizations will be implemented. Material provisions of the Plan are summarized below.
The Plan
The Plan provides for the transfer of all of the assets and liabilities of each Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the corresponding Target Fund being acquired, and the Acquiring Fund’s assumption of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The NAV of each Acquiring Fund shares issued in the exchange will equal the NAV of the corresponding Target Fund at the Effective Time (as defined in the Plan). As soon as is reasonably practicable after the Closing (as defined in the Plan), each Target Fund will distribute the corresponding Acquiring Fund shares to the Target Fund’s shareholders of record in accordance with their respective interests in the Target Fund determined as of the Effective Time by PMP’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of each Target Fund held by the shareholders will then be canceled. As a result of the Reorganizations, each shareholder of the Target Funds will receive
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the number of shares of the corresponding Acquiring Fund equal in value to such shareholder’s holdings in the Target Fund immediately before the Reorganization. Shares will be held in book entry form only.

The value of each Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (as defined in the Plan) of the Reorganizations. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the PMP Board. Osterweis will bear all expenses relating to the Reorganizations, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

Each Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Funds and the receipt of a legal opinion from Sullivan & Worcester LLP, counsel to PMP, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below), which receipt is a non-waivable condition of the Reorganizations. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganizations are expected to be on or about October 8, 2022, or another date agreed to by Northern Lights Fund Trust and PMP. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of Northern Lights Fund Trust, on behalf of the Target Funds, and PMP, on behalf of the Acquiring Funds.

Federal Income Tax Consequences of the Reorganizations
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the U.S. Internal Revenue Code of 1986 (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of each Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of each Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the discussion only relates to the federal income tax consequences of the proposed Reorganizations, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganizations.
Each Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Funds or Target Funds’ shareholders as a direct result of the Reorganizations. Specifically, it is expected that each Target Fund will recognize no gain or loss upon the acquisition by the corresponding Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when shares held by each Target Fund shareholders are exchanged for shares of the corresponding Acquiring Fund pursuant to the Reorganizations, it is expected that Target Fund shareholders will recognize no gain or loss on the exchange, and that Target Fund shareholders will have the same aggregate tax basis and holding period with respect to the shares of the corresponding Acquiring Fund as the shareholder’s tax basis and holding period in its Target Fund shares immediately before the exchange.
If, as expected, each Reorganization is tax-free, the tax attributes of each Target Fund, if any, move to the corresponding Acquiring Fund, including, as of the date of the Reorganizations, the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. Each Reorganization is not expected to result in limitations on an Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Target Fund. At any time, up to and including the last business day before the Reorganization, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.
As a condition to the Reorganizations, the Target Funds and the Acquiring Funds have requested an opinion of Sullivan & Worcester LLP substantially to the effect that with respect to the Reorganizations, based on the facts, representations and assumptions stated in the opinion and conditioned on consummation of the Reorganizations in accordance with the Plan, for federal income tax purposes:
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1.the acquisition by each Acquiring Fund of all of the assets of the corresponding Target Fund, as provided for in the Plan, in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
2.pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

3.pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by a Acquiring Fund upon the receipt by it of all of the assets of the corresponding Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

4.pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by each Target Fund upon the distribution of corresponding Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to the Plan;

5.pursuant to Section 362(b) of the Code, the tax basis of the assets of each Target Fund received by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization;

6.pursuant to Section 1223(2) of the Code, the holding periods of the assets of each Target Fund in the hands of the corresponding Acquiring Fund will include the periods during which such assets were held by the Target Fund;

7.pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of each Target Fund upon the exchange of all of their Target Fund shares solely for the corresponding Acquiring Fund shares (including fractional shares to which they may be entitled);

8.pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of an Acquiring Fund shares received by a shareholder of the corresponding Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

9.pursuant to Section 1223(l) of the Code, the holding period of an Acquiring Fund shares received by each shareholder of the corresponding Target Fund (including fractional shares to which the shareholder may be entitled) will include such shareholder’s holding period of the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset on the date of the exchange; and

10.for purposes of Section 381 of the Code, each Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of the corresponding Target Fund, if any, described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Treasury Regulations promulgated thereunder.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Funds nor the Acquiring Funds have sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
If the Reorganizations are consummated and the IRS or a court were to determine that the Reorganizations do not qualify as tax-free reorganizations under the Code, and thus a taxable, each Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of a Target Fund that held shares in a
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taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquiring Fund shares it received.
The Target Funds do not intend to sell portfolio securities in connection with the Reorganizations. In the event the Target Funds sell any portfolio securities in connection with the Reorganizations, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and each Target Fund’s tax basis in such assets. The explicit transaction costs associated with any repositioning of the Target Fund’s portfolio in connection with the Reorganization will be borne by the Funds. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

Description of the Acquiring Funds’ Shares
Shares of each Acquiring Fund issued to the shareholders of the corresponding Target Fund pursuant to the Reorganizations will be validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.
Capitalization
The capitalization of each Target Fund as of July 11, 2022, and each Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganizations, are as follows:

	Target Fund		Acquiring Fund
(unaudited)	Zeo Short Duration Income Fund Class I Shares	Pro Forma adjustments	Osterweis Short Duration Credit Fund Investor Class Shares (pro forma)
Net Assets	$191,152,283	$0	$191,152,283
Shares Outstanding	22,478,059	0	22,478,059
Net Asset Value per Share	$8.50	$0	$8.50

	Target Fund		Acquiring Fund
(unaudited)	Zeo Sustainable Credit Fund Class I Shares	Pro Forma adjustments	Osterweis Sustainable Credit Fund Investor Class Shares (pro forma)
Net Assets	$5,460,486	$0	$5,460,486
Shares Outstanding	640,966	0	640,966
Net Asset Value per Share	$8.52	$0	$8.52

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ADDITIONAL INFORMATION ABOUT THE FUNDS
General
For a general discussion of the operation and organization of the Target Funds, see “General Information” in the Target Funds' SAI. For a general discussion of the operation and organization of the Acquiring Funds, see “The Trust” in the Proxy Statement SAI.

Comparison of Rights of the Funds’ Shareholders
The Acquiring Funds are series of PMP, which is a Massachusetts voluntary association (commonly known as a business trust). The Target Funds are a series of Northern Lights Fund Trust, which is a Delaware statutory trust. The Acquiring Funds are governed by the Amended and Restated Agreement and Declaration of Trust dated June 13, 2005, as amended (“Acquiring Funds’ Declaration”), its bylaws and Massachusetts law. The Target Funds are governed by an Amended and Restated Agreement and Declaration of Trust dated August 28, 2006, (“Target Funds’ Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares. The trustees of the Target Funds and the Acquiring Funds each have the power to issue shares without shareholder approval. The governing instruments of the Target Funds and the Acquiring Funds indicate that the amount of shares that the Target Funds and the Acquiring Funds each may issue is unlimited. Shares of the Target Funds and the Acquiring Funds have no preemptive rights.

The shareholders of PMP are entitled to one vote for each whole share held of the Acquiring Funds (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of an Acquiring Fund (or a class thereof) shall be entitled to vote. Each share of an Acquiring Fund represents an equal proportionate interest in the corresponding Target Fund with each other share. Upon liquidation of the Target Fund, shareholders are entitled to share pro rata in the net assets of the Target Fund available for distribution to such shareholders. Shares of the Acquiring Funds have no preemptive or other right to subscribe to any additional shares or other securities issued by the PMP. For a description of other significant attributes of shares of the Acquiring Funds, see “Capital Stock” in the Proxy Statement SAI.

The governing instruments of the Acquiring Funds further provide that all shares of PMP entitled to vote on a matter shall vote separately by series. That is, the shareholders of each series have the right to approve or disapprove matters affecting PMP and each respective series as if the series were separate companies. That said, if the 1940 Act requires all shares of PMP to be voted in the aggregate without differentiation between the separate series, then all PMP’s shares shall be entitled to vote on a one-vote-per-share basis. Additionally, if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or class shall be entitled to vote on the matter.

The shareholders of Northern Lights Fund Trust are entitled to one vote for each whole share held of the Target Funds (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of an Acquiring Fund (or a class thereof) shall be entitled to vote. Shares of the Target Funds have no preemptive or other right to subscribe to any additional shares or other securities issued by the Northern Lights Fund Trust. The rights of redemption and exchange are described in the Target Funds’ Prospectus and the Target Funds' SAI. For a description of other significant attributes of shares of the Target Funds, see “How to Purchase Shares” and “How to Redeem Shares” in the Target Funds’ Prospectus and “Description of Shares” in the Target Funds' SAI, which are incorporated by reference herein.

Shareholder Meetings. None of the Funds is required to hold annual meetings of shareholders. Shareholder meetings for Acquiring Funds or any or all series or classes may be called by the Trustees of PMP from time to time for the purpose of electing Trustees and for such other purposes as may be prescribed by law, the Acquiring Funds’ Declaration or by the By-Laws. Shareholder meetings for the Target Funds may be called for the purpose electing or removing a Trustee,
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regarding a Fund merger as required by law, with respect to such additional matters relating to the Trust as may be required by applicable provisions of law, including the 1940 Act, or on such other matters as the Trustees may consider necessary or desirable.

Quorum. The governing instruments of both the Acquiring Funds and Target Funds provide that, except as otherwise required by the 1940 Act or other applicable law, 40% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum.

Adjournment of Shareholder Meetings. The governing instruments of the Target Funds provide that any meeting of shareholders may be adjourned from time to time, by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The governing instruments of the Acquiring Funds provide that any shareholder’s meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy. For the Acquiring Funds, when any meeting of shareholders is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original meeting, in which case the Board of Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting.

Vote Required. The governing documents of both the Target Funds and the Acquiring Funds provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees.

Removal of Trustees by Shareholders. The governing instruments of the Target Funds provide that, at any meeting called for the purpose, a Northern Lights Fund Trust Trustee may be removed. A meeting of shareholders called for the purpose of electing or removing one or more Trustees may be called (a) by the Trustees upon their own vote, or (b) upon the demand of Shareholders owning 10% or more of the shares of the Northern Lights Fund Trust in the aggregate.

The governing instruments of the Acquiring Funds do not provide that shareholders may remove a Trustee. Rather, the Acquiring Funds’ Declaration provide that the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose.

Personal Liability of Shareholders. The governing instruments for the Target Funds and the Acquiring Funds generally provide that shareholders will not be subject to personal liability for the obligations of a Fund. The governing instruments of the Target Funds further provide that shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

Amendments of Governing Instruments. The governing instruments of both the Target Funds and the Acquiring Funds provide that the Trustees may amend the governing instruments at any time in writing.

Derivative Actions. The governing instruments of the Target Funds state that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Northern Lights Fund Trust or any fund or class within the Trust to recover a judgment in its favor unless (a) shareholders holding at least 10% of the outstanding shares of the Northern Lights Fund Trust, fund or class, as applicable, join in the bringing of such court action, proceeding or claim, and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Delaware law.

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The governing instruments of the Acquiring Funds state that shareholders have power to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of PMP or the shareholders.

Pricing of Fund Shares
For information on how the NAV per share of each Fund is calculated, see “How Shares are Priced” in the Target Funds’ Prospectus and “Pricing of Fund Shares” in Appendix D attached to this Proxy Statement.
Comparison of Portfolio Holdings Information
Information about the Target Funds’ portfolio holdings is available at www.zeo.com. A complete description of the Target Funds’ policies and procedures with respect to the disclosure of the Target Funds’ portfolio holdings is available in the Target Funds' SAI. Information about the Acquiring Funds’ portfolio holdings will be available at www.osterweis.com.

In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.

Frequent Purchases and Redemptions
For a discussion of the Target Funds’ policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Funds’ policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in Appendix D attached to this Proxy Statement.

Purchases Through Broker-Dealers and Other Financial Intermediaries
If shareholders purchase shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies (including, in the case of the Target Funds, Northern Lights Fund Trust and Osterweis) may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information
For certain financial information about the Target Fund, see “Financial Highlights of the Target Funds” which is appended to this Proxy Statement as Appendix B.

BOARD RECOMMENDATION
The Board of the Target Funds unanimously recommends that shareholders of each Fund vote FOR the proposed Reorganizations.

REQUIRED VOTE
Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of each Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.

If shareholders of the Target Funds do not approve the Reorganizations, the Target Funds will continue to be managed by Osterweis as described in the Target Funds’ Prospectus until the earlier of 150 days following the closing date
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of the Transition or such time as the Northern Lights Fund Trust Board will consider alternatives for the Target Funds including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of the Target Funds and their shareholders.
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PROPOSAL 2 – TO APPROVE THE ADVISORY AGREEMENT
OVERVIEW OF THE PROPOSAL
Zeo provided written notice to the Northern Lights Board on March 23, 2022, that pursuant to the terms of its investment advisory agreements, it was resigning as investment adviser to the Target Funds effective April 30, 2022. As such, the prior advisory agreements between Zeo and Northern Lights Fund Trust, on behalf of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund (the “Previous Advisory Agreements”) were terminated. As a result, at its meeting on April 14, 2022, the Northern Lights Board approved an interim investment advisory agreement and a new investment advisory agreement, both between Osterweis and Northern Lights Fund Trust, on behalf of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund (the “Interim Advisory Agreement” and “New Advisory Agreement”), as set forth in Appendix F .

The Interim Advisory Agreement took effect on the closing date of the Transition on May 1, 2022, and will remain in effect until the earlier of the closing date of the Reorganizations or 150 days following the closing date of the Transition. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Osterweis under the Interim Advisory Agreement is being held in escrow. The terms of the Interim Advisory Agreement and New Advisory Agreement, including the amount of compensation payable to Osterweis thereunder, are substantially similar to the terms of the Previous Advisory Agreements, except for the effective date, termination date and fee escrow provisions for the Interim Advisory Agreement only and the substitution of “Osterweis” for “Zeo.” Another difference is that rather than operate under two separate advisory agreements, going forward, the funds would operate under one advisory agreement. Once shareholders of the Target Funds approve the Interim Advisory Agreement, Osterweis will be able to receive the amounts held in escrow for its services provided to the Target Funds under the Interim Advisory Agreement. The New Advisory Agreement is set to take effect, upon shareholder approval, to ensure continued and uninterrupted management of the Target Funds. If the Reorganizations are approved, the New Advisory Agreement will only remain in effect until the closing of the Reorganizations.

INFORMATION ABOUT OSTERWEIS
Osterweis and its affiliates have acted as investment adviser to mutual funds since 1993 and have separately managed accounts since 1983. The principal office of Osterweis is located at One Maritime Plaza, Suite 800, San Francisco, CA 94111. As of April 30, 2022, Osterweis and its affiliates have approximately $7.0 billion under management. Following the Transition, the same portfolio managers continue to be responsible for day-to-day management of the Target Funds.

TARGET FUNDS’ PREVIOUS ADVISORY AGREEMENTS
Pursuant to the Previous Advisory Agreements, Zeo served as the investment adviser to the Zeo Short Duration Income Fund and the Zeo Sustainable Credit Fund from their inceptions until the closing date of the Transition. Zeo is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. The firm was founded in 2009. Prior to the closing of the Transition, Venkatesh Reddy was the principal owner of Zeo. As of April 30, 2022, Zeo had approximately $223.8 million in assets under management.
Under the Previous Advisory Agreements, Zeo provided for the overall management of the Target Funds including by: (i) furnishing the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) managing and overseeing the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) voting proxies for the Fund, filing ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for the Fund, and taking other actions on behalf of the Fund; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnishing reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may
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reasonably request; and (vi) rendering to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board. The Previous Advisory Agreements further provided that Zeo was responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Zeo would not direct orders to an affiliated person of Zeo without general prior authorization to use such affiliated broker or dealer from the Board.
For its advisory services to the Target Funds, Zeo was entitled to an investment advisory fee, calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of each Fund. For the fiscal year ended April 30, 2021, the Zeo Short Duration Income Fund paid Zeo $1,933,522 in investment advisory fees. For the fiscal year ended April 30, 2021, the Zeo Sustainable Credit Fund accrued $113,376 in advisory fees of which $62,233 were waived.

The initial sole shareholder of the Target Funds approved each respective Previous Advisory Agreement, prior to the commencement of each Fund’s operations. A discussion regarding the Trustees’ basis for approving the renewal of the Previous Advisory Agreements is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended October 31, 2021. You may obtain a copy of the Funds’ Semi-Annual Report and Annual Report, without charge, upon request to the Zeo Funds by calling 1-855-936-3863.

INTERIM AND NEW ADVISORY AGREEMENTS
As discussed above, Zeo provided written notice to the Northern Lights Board on March 23, 2022 that pursuant to the terms of its investment advisory agreement, it was resigning as investment adviser to the Target Funds effective April 30, 2022. As such, the Previous Advisory Agreements were terminated.

As a result of the termination of the Previous Advisory Agreements, the Northern Lights Fund Trust Board has approved the Interim Advisory Agreement and New Advisory Agreement between Osterweis and Northern Lights Fund Trust, on behalf of the Target Funds, which took effect on the closing date of the Transition. The Interim Advisory Agreement will remain in effect until the earlier of the closing date of the Reorganizations or 150 days following the closing date of the Transition. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Osterweis under the Interim Advisory Agreement is being held in escrow for a period of up to 150 days following the effective date of the Interim Advisory Agreement. The New Advisory Agreement is set to take effect, upon shareholder approval, to ensure continued and uninterrupted management of the Target Funds. The terms of the Interim Advisory Agreement and New Advisory Agreement, including the amount of compensation payable to Osterweis thereunder, are substantially similar to the terms of the Previous Advisory Agreements, except for the effective date, termination date and fee escrow provisions for the Interim Advisory Agreement only and the substitution of “Osterweis” for “Zeo.” Rule 15a-4 also generally requires approval of the Interim Advisory Agreement and New Advisory Agreement by the Funds’ shareholders before Osterweis may receive the amounts held in escrow for its services provided to the Target Funds thereunder.

COMMISSIONS PAID TO AFFILIATED BROKERS
During the Target Funds’ most recently completed fiscal year, the Funds did not pay any commissions to any affiliated brokers.
NORTHERN LIGHTS BOARD CONSIDERATIONS
At an April 14, 2022, Board meeting, the Northern Lights Board approved the Interim and New Advisory Agreements between Northern Lights Board and Osterweis on behalf of the Target Funds, in order to enable the portfolio managers to continue managing the day-to-day investments of the Funds upon the closing of the Transition, at which time the portfolio managers would become employees of Osterweis. The Northern Lights Board considered that the Advisory Agreement was an interim agreement that was in compliance with Rule 15a-4 of the 1940 Act and would permit Osterweis to continue managing the Funds for up to 150 days after the closing of the Transition while obtaining shareholder approval of the Reorganizations, which the Northern Lights Board approved at the meeting held on May 18, 2022.

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At the meeting, the Northern Lights Board received and reviewed substantial information regarding the Acquiring Funds, Osterweis and the services to be provided by Osterweis to the Acquiring Funds under the Interim and New Advisory Agreements. This information formed the primary (but not exclusive) basis for the Northern Lights Board’s determination. Below is a summary of the factors considered by the Northern Lights Board and the conclusions that formed the basis for the Northern Lights Board’s approval of the Interim and New Advisory Agreements:

At a meeting of the Board of Trustees held on April 14, 2022, the Board, including the Independent Trustees, deliberated whether to approve the Interim and New Advisory Agreements with the Adviser. The Trustees relied upon the advice of Counsel, and their own business judgment in determining the material factors to be considered in evaluating the Interim and New Advisory Agreements and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim and New Advisory Agreements. The following summarizes the Trustees’ review process and the information on which the conclusions were based.

Nature, Extent & Quality of Services. The Board observed that the adviser was founded in 1983 and that its advisory business was comprised of two companies, Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC, collectively doing business as Osterweis. They noted that collectively, the entities had approximately $7.9 billion in assets under management. The Board acknowledged that the adviser provided investment advisory services to various client types including individuals, trusts, institutions, and mutual funds. They further noted that the adviser also provided customized advice for individual accounts based on the clients’ investment objectives, guidelines, and risk thresholds. The Board acknowledged that the entire Zeo investment team would join Osterweis to manage investment strategies joining the core equity team, the emerging growth team, the strategic income team and the total return team. They reviewed the background information of Osterweis’ key investment personnel that will provide additional support to the Funds, noting the wide range of industry experience in asset management positions. They considered that there would be no change to the investment strategy or the approach to managing the strategy. The Board expressed their satisfaction with the adviser’s intention to continue the current adviser’s focus on risk management. They discussed the adviser’s process for monitoring compliance with each Fund’s investment limitations, noting its use of an order management system that performed pre-trade and post-trade checks against each Fund’s investment guidelines and produced real-time compliance reports that were reviewed by compliance staff. The Board noted that the adviser selected broker-dealers based on its best execution policy with a focus on certain factors including, but not limited to, execution efficiency and timing, the viability of the broker-dealer and responsiveness. They considered the adviser’s cyber-security protocols and its use of a third-party service provider to monitor its technology infrastructure. They noted that the adviser reported no cyber security, material compliance or litigation issues. The Board concluded that Zeo and Osterweis have similar investment philosophies and corporate cultures and that shareholders would benefit from the additional resources available at Osterweis and continue to receive high quality service.

Performance. The Board considered the prior performance of each Fund to be highly relevant, despite the proposed change in adviser, because the current portfolio management team would continue managing the Funds after the Transition.

Zeo Short Duration Income Fund. The Board observed that, as of December 31, 2021, the Fund had outperformed its peer group and benchmark over the one-year period and underperformed its Morningstar category over the same period. The Board acknowledged that the Fund underperformed its peer group, benchmark and Morningstar category over three-year, five-year, and since inception periods, largely attributable to a credit event in 2020, and agreed that the Fund’s performance had improved since that time. They discussed that while the Fund’s year-to-date performance was -2.43%, it had outperformed its benchmark during the same period. They discussed that while the Fund’s year-to-date performance was -2.43%, it had outperformed its benchmark during the same period. The Board concluded that it expected Osterweis would continue to provide reasonable returns to the Fund. Osterweis would continue to provide reasonable returns to the Fund.

Zeo Sustainable Credit Fund. The Board observed that, as of December 31, 2021, the Fund had outperformed its Morningstar category, peer group, and benchmark over the one-year period while underperforming its Morningstar category, peer group, and benchmark over the since inception period. The Board acknowledged that, like Zeo Short, the
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Fund’s underperformance was largely attributable to a credit event in 2020. They discussed that while the Fund’s year-to-date performance was -2.42%, it had outperformed its benchmark during the same period. The Board concluded that it expected Osterweis would continue to provide reasonable returns to the Fund.

Fees and Expenses.

Zeo Short Duration Income Fund. The Board noted that the proposed advisory fee of 0.75% with respect to Zeo Short remained unchanged from the current advisory agreement between the Trust and Zeo with respect to the Fund. They noted that the advisory fee was higher than the Fund’s peer group and Morningstar category medians and averages but below the category high. The Board further noted that the Fund’s net expense ratio of 1.05% was higher than the Fund’s peer group and Morningstar category. The Board recalled their prior consideration of the effort required of a fundamental actively managed portfolio compared to funds that are more passively managed. The Board concluded that the Fund’s proposed advisory fee was not unreasonable.

Zeo Sustainable Credit Fund. The Board noted that the proposed advisory fee of 0.75% with respect to Zeo Sustainable remained unchanged from the current advisory agreement between the Trust and Zeo with respect to the Fund. They noted that the advisory fee was higher than the Fund’s peer group and Morningstar category medians and averages but below the category high. The Board further noted that the Fund’s net expense ratio of 1.25% was higher than its peer group and Morningstar category medians and averages. The Board recalled their prior consideration of the effort required of a fundamental actively managed portfolio compared to funds that are more passively managed. The Board concluded that the Fund’s proposed advisory fee was not unreasonable.

Economies of Scale. The Board considered whether economies of scale would likely be realized by Osterweis during the initial terms of the New Agreements. The Board recalled that Zeo had agreed in 2018 to lower the advisory fee and eliminate the breakpoint that was then in existence. The Board agreed that in light of the expense limitation agreement and the adviser’s perceived capacity limitations on the potential size of the Funds, the absence of breakpoints was acceptable.

Profitability. The Board reviewed the information provided by Osterweis regarding the projected profitability of Osterweis with respect to the Fund. They considered that with respect to Zeo Sustainable Credit Fund, Osterweis estimated a net loss for the next two years. They also noted that Osterweis estimated a reasonable profit with respect to the Zeo Short Duration Income Fund for the next two years. The Board agreed that excessive profitability was not an issue at this time.

Conclusion. Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Agreements, and as assisted by the advice of Counsel, the Board concluded that approval of the New Agreements was in the best interests of shareholders of the Zeo Funds. The Board further concluded that the New Agreements and related Transition met the requirements of Section 15 of the 1940 Act such that Osterweis had represented to the Board that for two years following the Transition, there will be no unfair burden on the Funds or shareholders, and that for three years after the Transition, the Board of the other Trust will remain at least 75% independent.

BOARD RECOMMENDATION
The Board of the Target Funds unanimously recommends that shareholders of each Fund vote FOR the Interim Advisory Agreement and the proposed New Advisory Agreement.

REQUIRED VOTE
Approval of the Interim Advisory Agreement and New Advisory Agreement by shareholders of each Target Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than
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50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities.
If the Interim Advisory Agreement is not approved for a Fund, Osterweis will receive the lesser of its costs incurred in rendering its services (plus interest) under the Interim Advisory Agreement or the amount held in escrow (plus interest). If the New Advisory Agreement is not approved for a Fund, Osterweis will manage the Funds without compensation until the Reorganizations take effect.

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VOTING INFORMATION
RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED
Proxies are being solicited from the shareholders of the Target Funds by the Northern Lights Fund Trust for the Special Meeting to be held on September 28, 2022, at the principal offices of Thompson Hine, LLP, located at 41 South High Street, Columbus, OH 43215 and virtually via conference call at 10:00 a.m. Eastern Time. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of Proposals 1 and 2.
The Target Funds have fixed the close of business on August 5, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of each Target Fund was as follows:

Target Funds	Total Outstanding Shares as of August 5, 2022
Zeo Short Duration Income Fund
Zeo Sustainable Credit Fund

Shareholders of record who owned five percent or more of the shares of a Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement.

HOW TO VOTE YOUR SHARES
You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touch tone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touch tone: The toll-free number for automated touch tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares at that time, you will be able to do so. If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you should follow in order to submit your voting instructions and have your shares voted at the Special Meeting.
PROXIES
All proxies solicited by the Board that are properly executed and received by the Target Funds prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use, the Target Funds receive written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.
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You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS
The holders of 40% of the shares of each Target Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Target Funds. If a quorum of shareholders of each Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganizations or Advisory Agreement described in this Proxy Statement are not received, the chairman of the Special Meeting may adjourn the Special Meeting of the Target Funds one or more times to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
Abstentions do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities” of each Target Fund is required to approve the proposals, abstentions and broker non-votes will have the effect of a vote against a proposal.
SOLICITATION OF PROXIES
The Target Funds expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. Mediant has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $4,120.43, exclusive of printing costs. Osterweis will bear all expenses relating to the Reorganizations, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials. The expenses relating to the Reorganization are estimated to be approximately $17,047.10.

OTHER INFORMATION
OTHER BUSINESS
The Northern Lights Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Northern Lights Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

APPRAISAL RIGHTS
Shareholders will have no appraisal rights in connection with the Reorganization.
NEXT MEETING OF SHAREHOLDERS
The Target Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of Northern Lights Fund Trust, 41 South High Street, Columbus, OH 43215 and virtually via conference call within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of Northern Lights Fund Trust within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the proposal will be included.
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LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Sullivan & Worcester LLP.
INFORMATION FILED WITH THE SEC
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by Northern Lights Fund Trust and PMP may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022; Southeast Regional Office, 801 Brickell Avenue, Suite 1950, Miami, FL 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 1450, Chicago, IL 60604; Central Regional Office, 1961 Stout Street, Suite 1700, Denver, CO 80294; and Pacific Regional Office, 444 South Flower Street, Suite 900, Los Angeles, CA 90071. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.
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APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION
Agreement And Plan Of Reorganization
THIS AGREEMENT AND PLAN OF REORGANIZATION (“ Agreement ”) is made as of _______, 2022, among PROFESSIONALLY MANAGED PORTFOLIOS, a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“ New Trust ”), on behalf of each segregated portfolio of assets (“ series ”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“ Schedule A ”) (each, a “ New Fund ”), and NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (“ Old Trust ”), on behalf of each series thereof listed under the heading “Existing Funds” on Schedule A (each, an “ Existing Fund ”), and solely with respect to section 4.8, and paragraph 6, Osterweis Capital Management, LLC. (Each of the New Trust and Old Trust is sometimes referred to herein as an “ Investment Company ” and collectively, as “ Investment Companies ,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as a “ Fund .”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.
Each Investment Company wishes to effect two reorganizations as described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Existing Fund’s changing its identity -- by converting from a series of the Old Trust to a series of the New Trust -- by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing that Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Existing Fund’s liabilities, (2) the Existing Fund distributing those shares pro rata to that Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”). (For convenience, the balance of this Agreement refers only to a single Reorganization, one Existing Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)
Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Each Existing Fund currently offers one class of shares, designated as Class I shares (“Class I Existing Fund Shares” or “Existing Fund Shares”). Each New Fund will have one class of shares, Investor Class (“Investor Class New Fund Shares” or “New Fund Shares”). The rights, powers, privileges, and obligations of the Investor Class New Fund Shares will be substantially similar to those of the Class I Existing Fund Shares.
In consideration of the mutual promises contained herein, the Investment Companies agree as follows:
    1.    PLAN OF REORGANIZATION AND TERMINATION
1.1.    Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:
(a)    issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Investor Class New Fund Shares equal to the number of full and fractional Class I Existing Fund Shares then outstanding; and

(b)    assume all of the Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 2.1).
1.2    The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.
1.3    The Liabilities shall consist of all of the Existing Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Osterweis Capital Management, LLC (the “Adviser”) and Osterweis Capital Management, LLC pursuant to paragraph 6.
1.4    At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.7) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class I Existing Fund Shares shall be credited with the number of full and fractional Investor Class New Fund Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.
1.5    Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
1.6    Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.
1.7    After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated as a series of the Old Trust.
1.8    All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s independent registered public accounting firm upon reasonable request of the other Fund. New Trust and Old Trust agree to use all commercially reasonable efforts to resolve prior to the Effective Time (defined below in paragraph 2.1) any material pricing differences for prices of portfolio securities of the Existing Fund to be transferred to the Acquiring Fund that result from the use of the valuation procedures of the Acquiring Fund as compared to the valuation procedures of the Existing Fund.
    2.    CLOSING AND EFFECTIVE TIME
2.1    Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“ Closing ”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after October 8, 2022 (“ Effective Time ”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.
2.2    The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.
2.3    The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.
2.4    The Old Trust shall deliver to the New Trust and the Adviser within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.
2.5    At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
    3.    REPRESENTATIONS AND WARRANTIES
3.1    The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:
(a)    The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Delaware (“Delaware”), and its Agreement and Declaration of Trust dated January 19, 2005 (“Old Trust Declaration”) is on file with the Secretary of the State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)    The Existing Fund is a duly established and designated series of the Old Trust;
(c)    The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)    At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)    The Old Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;
(f)    At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;
(h)    The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended April 30, 2022, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and the Existing Fund’s unaudited financial statements at and for the six months ended October 31, 2021 (copies of which the Old Trust has furnished to the New Trust), present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;
(i)    Since April 30, 2022, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;
(j)    All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;
(k)    The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation ending prior to the Closing Date, the Existing Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code

(“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been eligible to and has computed its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; in respect of the taxable year beginning most recently prior to the Closing Date, the Existing Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure would cause the Existing Fund to fail to qualify as a RIC under the Code if its taxable year were to have ended as of the Closing date;
(l)    All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;
(m)    The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n)    The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(o)    The Existing Fund’s current prospectus and statement of additional information, to the best of the Existing Fund’s knowledge, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(p)    The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);
(q)    The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;
(r)    To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the New Trust; and
(s)    The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
3.2    The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:
(a)    The New Trust (1) is a Business Trust that is duly created, validly existing, and in good standing under the laws of Massachusetts, and its Certificate of Trust or Amended and Restated Declaration of Trust, dated February 17, 1987 as amended by Written Instrument dated February 16, 2022 (“New Trust Declaration”) is on file with the Secretary of State of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.
(b)    At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;
(c)    The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)    Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;
(e)    No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)    The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Massachusetts law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;
(g)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;
(h)    The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;
(i)    The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j)    There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(k)    Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(l)    The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(m)    The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.
3.3    Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:
(a)    No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
(b)    The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;
(c)    The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(d)    The fair market value of the Assets will be equal to or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;
(e)    None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(f)    No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (including Reorganization Expenses) thereof; and
(g)    Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Existing Fund owed or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.
    4.    COVENANTS
4.1    The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).
4.2    The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.
4.3    The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.
4.4    Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.
4.5    Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
4.6    The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.
4.7    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
4.8    (a) The New Trust agrees that for a period of three (3) years after the Closing Date, the New Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the New Fund or the New Trust, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Adviser; and (b) the Adviser agrees that for a period of two (2) years after the Closing Date, neither the Adviser nor any of its affiliates (or any entity which will act as investment adviser to the New Fund (or any successor)) shall impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the New Fund (or any successor) as a result of the transactions contemplated hereby.
    5.    CONDITIONS PRECEDENT
Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:
5.1    All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.
5.2    All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.
5.3    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;
5.4    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
5.5    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
5.6    The Investment Companies shall have received an opinion of Sullivan & Worcester LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:
(a)    The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1), and each of the Existing Fund and the New Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b)    The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;
(c)    The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
(d)    The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor;
(e)    A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;
(f)    A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and
(g)    For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c)

will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.
Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;
5.7    Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Investor Class New Fund Shares (“Initial Shares”) to the Adviser or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;
5.8    The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Adviser or its affiliate as the New Fund’s sole shareholder;
5.9    Prior to the Closing, the Adviser or an affiliate shall have arranged for insurance in favor of the Old Trust Board of Trustees for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing upon such terms as may be reasonably acceptable to the Old Trust Board of Trustees; and

5.10    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.
    6.    EXPENSES
Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Adviser and Osterweis Capital Management, LLC shall bear the total Reorganization Expenses, whether or not the Reorganizations are consummated. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, and obtaining approvals to the Transactions by the New Trust’s Board of Trustees, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), and (7) legal expenses relating to preparing, reviewing, or responding to due diligence requests and requests for information but exclude brokerage expenses. The Adviser and Osterweis Capital Management, LLC will pay all costs in connection with the termination of the Existing Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Old Trust must submit for reimbursement to the Adviser and Osterweis Capital Management, LLC, any invoices related to Reorganization Expenses within 90 days of the Closing.

    7.    ENTIRE AGREEMENT; NO SURVIVAL
Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.
    8.    TERMINATION
This Agreement may be terminated at any time at or before the Closing:
8.1    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2022, or such other date as to which the Investment Companies agree; or (e) the Board of Directors/Trustees of either Investment Company determines that the consummation of the Transactions is no longer in the best interest of its Fund’s shareholders, or
8.2    By the Investment Companies’ mutual agreement.
In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.
    9.    AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.
    10.    SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
    11.    MISCELLANEOUS
    11.1    This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
11.3    Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.
11.4    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of each New Fund listed on Schedule A
By: /s/
Jason F. Hadler
President
NORTHERN LIGHTS FUND TRUST, on behalf of each Existing Fund listed on Schedule A
By: /s/
Kevin E. Wolf
President/CEO of Northern Lights Fund Trust

Solely for purposes of paragraphs 4.8 and 6,
Osterweis Capital Management, LLC
By: /s/
Catherine C. Halberstadt
Co-President & Co-CEO
Osterweis Capital Management, LLC

Solely for purposes of paragraphs 6,
Osterweis Capital Management, LLC
By: /s/
Catherine C. Halberstadt
Co-President & Co-CEO
Osterweis Capital Management, LLC

SCHEDULE A

Existing Funds Northern Lights Fund Trust	To be Reorganized into	New Funds Professionally Managed Portfolios
Zeo Short Duration Income Fund	è	Osterweis Short Duration Credit Fund
Zeo Sustainable Credit Fund	è	Osterweis Sustainable Credit Fund

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUNDS
Each Acquiring Fund will adopt the financial statements of the corresponding Target Fund, the accounting survivor of the Reorganizations. The financial highlights tables are intended to help you understand each Target Fund’s financial performance for the past five fiscal years and are included in the Target Funds’ Prospectus which is incorporated herein by reference. The audited financials of the Target Funds are also included in the Target Funds’ Annual Report which is incorporated herein by reference.
Zeo Short Duration Income Fund*

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Zeo Short Duration Income Fund* Class I
	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018

Net asset value, beginning of year	$9.66		$9.15	$9.99	$9.95	$9.97
Activity from investment operations:
Net investment income (1)	0.43		0.40	0.39	0.35	0.25
Net realized and unrealized gain (loss) on investments	(0.54)		0.53	(0.83)	0.03	(0.02)
Total from investment operations	(0.11)		0.93	(0.44)	0.38	0.23
Paid-in-Capital from Redemption fees (2)	0.00		0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.43)		(0.42)	(0.40)	(0.34)	(0.25)
Net asset value, end of year	$9.12		$9.66	$9.15	$9.99	$9.95
Total return (3)	(1.30)%		10.33%	(4.63)%	3.92%	2.28%
Net assets, end of year (000s)	$217,611		$230,793	$305,183	$377,432	$278,987

Ratio of expenses to average net assets	0.99	% (4)	1.05%	1.01%	1.01%	1.27%
Ratio of net investment income to average net assets	4.46%		4.28%	3.97%	3.48%	2.51%
Portfolio turnover rate	131%		94%	95%	135%	152%
__________ ____
*Zeo Short Duration Income Fund was formerly known as Zeo Strategic Income Fund.
(1)Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.
(2)Less than $0.005 per share.
(3) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.
(4) Effective July 1, 2021, the operating expense limitation was reduced to 0.99% from 1.25%.

See accompanying notes to financial statements.
B-1

Zeo Sustainable Credit Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Zeo Sustainable Credit Fund Class I
	Year Ended April 30, 2022		Year Ended April 30, 2021	Period Ended April 30, 2020 (1)

Net asset value, beginning of period	$9.67		$9.14	$10.00
Activity from investment operations:
Net investment income (2)	0.45		0.33	0.25
Net realized and unrealized gain (loss) on investments	(0.43)		0.52	(0.89)
Total from investment operations	0.02		0.85	(0.64)
Paid-in-Capital from Redemption fees	0.00	(3)	—	0.00	(3)
Less distributions from:
Net investment income	(0.53)		(0.32)	(0.22)
Net asset value, end of period	$9.16		$9.67	$9.14
Total return (4)	0.04%		9.41%	(6.53)	% (5)
Net assets, end of period (000s)	$6,404		$19,439	$10,277
Ratios to average net assets:
Expenses, before waiver/reimbursement (6)	2.32%		1.66%	2.51	% (7)
Expenses, net waiver/reimbursement	1.08	% (8)	1.25%	1.25	% (7)
Net investment income, net waiver/reimbursement	4.72%		3.48%	2.85	% (7)
Portfolio turnover rate	69%		75%	62	% (5)
___________ ___
(1)The Zeo Sustainable Credit Fund commenced operations on June 5, 2019.
(2)Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.
(3)Less than $0.005 per share.
(4)Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower.
(5)Not annualized
(6)Represents the ratio of expenses to average net assets absent any fee waivers and expense reimbursements by the advisor.
(7)Annualized
(8)Effective July 1, 2021, the operating expense limitation was reduced to 0.99% from 1.25%.
See accompanying notes to financial statements.
B-2

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUND
As of the Record Date, the Target Funds’ shareholders of record and/or beneficial owners (to the Target Fund’s knowledge) who owned 5% or more of each class of the Target Fund’s shares are set forth below:

Zeo Short Duration Income Fund Name and Address	Shares Owned	Percentage Held	Type of Ownership

Zeo Sustainable Credit Fund Name and Address	Shares Owned	Percentage Held	Type of Ownership

C-1

Persons or entities that own 25% or more of the outstanding shares of beneficial interest of each Target Fund as of August 5, 2022, may be presumed to “control” the Fund under the 1940 Act. An entity or person that “controls” the Target Fund could have effective voting control over the Target Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Target Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of the Record Date, the officers and Trustees of Northern Lights Fund Trust, as a group, owned less than 1% of the outstanding shares of each Target Fund.
C-2

APPENDIX D - SHAREHOLDER INFORMATION FOR THE ACQUIRING FUNDS

Pricing of Fund Shares
Shares of a Fund are sold at net asset value per share (“NAV”). The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily. A Fund’s share price is normally calculated as of the close of regular trading (generally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.
All shareholder transaction orders received in good order (as described below under “How to Purchase Shares”) by U.S. Bank Global Fund Services, the Funds’ transfer agent (“Transfer Agent”), or an authorized financial intermediary by the close of regular trading will be processed at that day’s NAV. Transaction orders received after that time will receive the next day’s NAV. A Fund’s NAV, however, may be calculated earlier if trading on the NYSE or other primary markets or exchanges is halted, restricted or as permitted by the SEC. The Funds do not process shareholder transactions or determine the NAV of their shares on weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in their portfolio securities on such days to materially affect the NAV per share). In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.
Fair Value Pricing
Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by a Fund that occur when regular trading on a foreign exchange is closed but trading on the NYSE remains open. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. The net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, a Fund may adjust its fair valuation procedures.
How to Purchase Shares
To open an account for any of the Funds, you must make a minimum initial investment as indicated below.
Minimum Investments

	To Open A New Account	To Add to An Existing Account
Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100
Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order. “Good order” means your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to “Name of Appropriate Fund.” You may purchase shares by completing an account application. Your order will not be accepted until the completed account application is received by the Transfer Agent. Each initial purchase must be preceded by or accompanied by a completed account application. All investments must be made in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. In addition, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. The Funds are unable to accept post-dated checks or any conditional order or payment. If your payment is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Funds as a result. The Funds do not issue share certificates. The Funds reserve the right to reject any purchase in whole or in part. These minimums can be waived for intermediaries that allocate their clients to one or more of the Funds via model portfolios. These minimums can also be changed or waived by the Advisers at any time (or in certain cases, Trust Officers).
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. If a shareholder no longer resides in the United States, he or she may be subject to additional annual service fees.
USA PATRIOT Act

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you must supply the Funds your full name, date of birth, social security number, and permanent street address to assist the Funds in verifying your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If a Fund does not have a reasonable belief of the identity of a prospective shareholder, the account application will be rejected or the individual/entity will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s net asset value.

By Mail. Initial Investment. If you are making an initial investment in the Funds, and wish to purchase shares by mail, simply complete and sign the account application and mail it with a check made payable to “Osterweis Funds, [Name of Fund]” to:

Regular Mail Osterweis Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Osterweis Funds c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Subsequent Investment. If you are making a subsequent purchase, detach the Invest by Mail form that is attached to the confirmation statement you will receive after each transaction and mail it with a check made payable to “Osterweis Funds, [Name of Fund]” in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the Invest by Mail form from an investment confirmation, include your name, address and account number on a separate piece of paper.

By Wire. Initial Investment. If you are making your initial investment in the Funds, before you wire funds, please call the Transfer Agent at (866) 236-0050 to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery or facsimile. Upon receipt of your completed account application, the Transfer Agent will establish an account for you and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at (866) 236-0050.

Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given. Prior to sending the wire, please call the Transfer Agent at (866) 236-0050 to advise of your wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund you are purchasing, your name, and account number so that your wire can be correctly applied.

Subsequent Investment. If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, please call the Transfer Agent at (866) 236-0050 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Fund.

Your bank should transmit funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing #075000022
Credit: U.S. Bancorp Fund Services, LLC
DDA #112-952-137
Further Credit:     Osterweis Funds, [Name of Fund]
(shareholder name and account number)

Wired funds must be received prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time, to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A., the Funds’ custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at (866) 236-0050.

By Telephone. Subsequent Investment. After your account has been established for seven (7) business days, investors may purchase additional shares of a Fund, by calling the Transfer Agent at (866) 236-0050. You are automatically granted telephone purchase privileges unless you decline this privilege on the account application. Telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase order must be a minimum of $100. Your shares will be purchased at the NAV calculated on the day of your purchase order, provided that your order is received prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time. For security reasons, requests by telephone may be recorded.

Through the Internet. Subsequent Investment. After your account is established, you may set up a personal identification number (“PIN”) by visiting www.osterweis.com and clicking on the Mutual Funds login link. This will enable you to purchase shares by having the purchase amount deducted from the bank account on record with the Transfer Agent by electronic funds transfer via the ACH network. Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member. You will have the option of setting up an Internet account unless you decline the telephone purchase privileges on the account application.

Through a Financial Intermediary. You may buy shares of a Fund through certain brokers and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”). Financial Intermediaries may have different investment minimum requirements than those outlined in this prospectus. Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite investment minimum. Please consult your Financial Intermediary for their account policies. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. When you place your order with such Financial Intermediaries, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by a Fund. The Financial Intermediary holds your shares in an omnibus account in the Financial Intermediary’s name, and the Financial Intermediary maintains your individual ownership records. A Fund may pay the Financial Intermediary for maintaining these records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for processing your order correctly and promptly with each Fund, forwarding payment promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus. If you transmit your order to these Financial Intermediaries before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after your initial minimum investment, you authorize a Fund to withdraw automatically from your personal checking or savings account, on a monthly or quarterly basis, the amount that you wish to invest, with a minimum investment of $100. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. If you wish to enroll in the AIP, please complete the “Automatic Investment Plan” section in the account application or call the Transfer Agent at (866) 236-0050 for instructions. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date of the next transaction. A fee will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call the Transfer Agent at (866) 236-0050 for additional information regarding the Funds’ AIP.

Retirement Plans. You may invest in the Funds by establishing a tax-sheltered IRA. The Funds each offer Traditional, Roth, SIMPLE and SEP-IRAs. For details concerning retirement accounts (including service fees), please call the Transfer Agent at (866) 236-0050. If you wish to open a Section 403(b) or other retirement plan, please contact your plan administrator.

How to Sell Shares

In general, orders to sell or “redeem” your Fund shares may be placed either directly with the Transfer Agent or with your Financial Intermediary. You may redeem part or all of your shares at the next determined NAV after a Fund receives your order. You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail. You may redeem your shares by sending a written request to the Funds or the Transfer Agent. Please provide the name of the Fund, your account number, and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration and should include signature guarantee(s), if applicable. Redemption requests will not become effective until all documents have been received in good order by the Funds or the Transfer Agent. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number, and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Funds or the Transfer Agent for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Redemption requests in writing should be sent to:

Regular Mail Osterweis Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Osterweis Funds c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Redemption proceeds will be sent on the next business day by check to the address that appears on the Transfer Agent’s records, by electronic funds transfer or by federal wire.

By Telephone or Internet. Unless you decline the “Telephone Redemption Privileges” portion of the account application, for non-retirement accounts you can also redeem shares by calling the Transfer Agent at (866) 236-0050 or through the Internet before the close of trading on the NYSE, by 4:00 p.m., Eastern time. You may redeem your shares and have proceeds sent by check to your address of record, by electronic funds transfer via the ACH network to a properly authorized bank account, or sent by federal wire to your designated bank account. There is no charge to have proceeds sent by electronic funds transfer. However, proceeds usually arrive at your bank two days after we process your redemption. In the case of complete redemptions or partial share-specific redemptions, a wire fee of $15.00 will be deducted from your redemption proceeds. In the case of partial dollar-specific redemptions, a wire fee of $15.00 will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 calendar days before the redemption request, you wish to redeem shares in excess of $100,000 or you have a retirement account. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. You may make your redemption request in writing.

In order to redeem your shares through the Internet, your account number and PIN are required. Redemption proceeds will only be sent by check to a shareholder’s address of record or via electronic funds transfer through the ACH network or federal wire to the bank account shown on the Transfer Agent’s records.

Prior to executing instructions received to redeem shares by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone or Internet transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The Funds may terminate or modify these privileges at any time upon at least 60 days’ written notice to shareholders.

Through a Financial Intermediary. You may redeem Fund shares through your Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to a Fund and for crediting your account with the proceeds. Orders will be processed at the NAV next effective after receipt of the order by your Financial Intermediary. Please keep in mind that your Financial Intermediary may charge additional fees for its services.

Systematic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program (“SWP”). Under the SWP, shareholders or their Financial Intermediaries may request that a predetermined amount be sent to them on a monthly or quarterly basis. To participate in the SWP, your account must have Fund shares with a value of at least $5,000, and the minimum amount that may be withdrawn each month or quarter is $100. If you elect this method of redemption, a Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated or modified by the Funds at any time. Any shareholder request to change or terminate a SWP should be communicated in writing or by telephone to the Transfer Agent no later than five calendar days prior to the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. For information on establishing a SWP, please call the Transfer Agent at (866) 236-0050.

Exchange Privilege

Shareholders of record, including financial institutions and intermediaries, may exchange shares of a Fund for shares of the other Fund by calling the Transfer Agent at (866) 236-0050 on any day the NYSE is open. In addition, you may also exchange all or a portion of your shares in a Fund for Class A shares of the First American Government Obligations Fund ("First American Fund"). The shareholders of the First American Fund may also exchange their shares in the First American Fund for shares in one or more of the Funds. The minimum initial exchange amount into the First American Fund is $1,000. Once a Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund’s next determined NAV. This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders. Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise.

Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another; as a result, an exchange is a taxable transaction on which short-term or long-term capital gain or loss generally will be recognized. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV. The Funds reserve the right to refuse any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of a Fund within a calendar year). Before exchanging into any Fund or the First American Fund, you should read its current prospectus. To obtain the First American Fund prospectus and the necessary exchange authorization forms, call the Transfer Agent at (866) 236-0050. This exchange privilege does not constitute an offer or recommendation on the part of any Fund or the Adviser of an investment in any Fund or in the First American Fund.

Per the agreement entered into by the Adviser with respect to the First American Fund, the administrator of the First American Fund or its affiliate may offset certain operating expenses of the Funds with the shareholder servicing fees it would normally pay the Adviser. Such fees are for services of an administrative and clerical nature provided to the First American Fund with respect to shareholders in the Funds that exchange their shares for shares in the First American Fund. The Adviser could benefit from such payment to the Funds to the extent the fees reduce the amount the Adviser would have to reimburse the Funds pursuant to the Operating Expenses Limitation Agreement. The benefit of such fees could create a conflict of interest for the Adviser. However, this risk is mitigated by ensuring that the Adviser makes no recommendations regarding any investments in First American Fund, and it is making no such recommendation herein, and by ensuring that the Adviser does not receive any compensation for performing any distribution-related activities of the First American Fund.

Because excessive trading can hurt a Fund’s performance and shareholders, the Funds reserve the right to, without notice, temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict any exchange that would not be, in the judgment of the Funds, in the best interest of a Fund or its shareholders.

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds

The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of a Fund. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below. Redemptions in-kind may be used to meet redemption requests that are a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders. Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell a Fund’s shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption requests will normally be sent to the address of record, unless otherwise requested. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or bank instructions not previously established on the account, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Low Balance Accounts

A Fund may redeem the shares in your account if the value of your account is less than $1,500 as a result of redemptions you have made. This does not apply to Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (“UGMA/UTMA”) accounts or retirement plan accounts. You will be notified that the value of your account is less than $1,500 before a Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,500 before a Fund takes any action.

Redemption In-Kind

Each Fund reserves the right, at its discretion, to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is a taxable event for you.

Signature Guarantees

A signature guarantee may be required for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Stamp (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•Any request to change ownership on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances. The Adviser also reserves the right to waive the signature guarantee requirement based upon the circumstances.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source.

Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two ore more accounts. Call (866) 236-0050 to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them directly. The Funds will begin sending individual copies 30 days after receiving your request to stop householding. This policy does not apply to account statements.

Unclaimed Property/Lost Shareholder

It is important that each Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the investor or rightful owner of the account. If a Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (866) 236‑0050 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notification that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent transactions and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Board has adopted a policy regarding excessive trading. The Fund discourages excessive, short-term trading and other abusive trading practices. The Funds may use a variety of techniques to detect and discourage abusive trading practices. These steps may include, among other things, monitoring trading activity and using fair value pricing, under procedures as adopted by the Board, when the Advisers determine current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to each Fund and its shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice. Each Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect each Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests. Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to each Fund, at a Fund’s request, certain information relating to its customers investing in the Funds through non-disclosed or omnibus accounts. Each Fund will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and distributions from net profits from the sale of securities are distributed at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Osterweis Short Duration Credit Fund and the Osterweis Sustainable Credit Fund will make distributions of dividends at least monthly and distribute capital gains, if any, at least annually, typically in December. A Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 in December. The Funds may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose to receive dividends and/or capital gains in cash. Distributions will be taxable whether received in cash or reinvested in additional shares. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution, or call the Transfer Agent at (866) 236-0050. If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver your check or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes.

TAX CONSEQUENCES

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI. One of these requirements is the asset diversification test. Under this test, there is a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of each Fund’s total assets be invested in the securities of one or more qualified publicly traded partnerships, which include qualified MLPs. If a Fund’s qualified MLP investments exceed this 25% limitation, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC unless a cure provision applies. If, in any year, a Fund fails to qualify as a RIC, the Fund would be taxed as an ordinary corporation.

The Funds intend to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through an unleveraged qualified retirement plan), as either ordinary income or capital gains. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends currently eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes income derived from MLP investments. There is currently no mechanism for the Funds, to the extent that the Funds invest in MLPs, to pass through to non-corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in October, November or December but paid in the following January to shareholders of record on a specified date in such a month are taxable as if they were paid in the prior December.

Sale or exchange of your Fund shares is considered a taxable event for you. Depending on the purchase and sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

Non-corporate shareholders whose adjusted gross income for a year exceeds $200,000 for single filers or $250,000 for married joint filers generally are subject to a Medicare surtax of 3.8% on net investment income, which includes dividends and capital gains from the Fund.

Additional information related to the tax consequences of an investment in the Funds can be found in the Statement of Additional Information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

APPENDIX E - PRINCIPAL RISKS OF THE TARGET FUNDS
The following risks apply to the Zeo Short Duration Fund:
Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.
•Changing Fixed Income Market Risk: During periods of sustained rising rates, fixed income risks may be amplified. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders.
•Credit Risk: Issuers may not make interest or principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. These risks are more pronounced for securities with lower credit quality, such as those rated below BBB- by S&P or another credit rating agency.
•Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risks and conversion value-related equity risk.
•Derivatives Risk: The Fund’s use of swap contracts, interest rate futures and options on interest rate futures involves risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses.
•Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less--developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.
•Floating Rate Risk: Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are invested in floating rate debt securities. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt securities in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.
•Foreign Currency Risk: Market risk results from adverse changes in exchange rates in foreign currency denominated securities. Country risk arises because a government may interfere with transactions in its currency.
•Foreign Investment Risk: Investing is securities of foreign issuers involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency exchange rates, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
•High Yield Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Defaulted securities or those subject reorganization proceeding may become worthless and are illiquid.

•Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.
•Management Risk: The adviser’s reliance on its income and risk management strategy approach and its judgments about the potential value of a particular security in which the Fund invests may prove to be incorrect.
•Market Risk: Overall fixed income market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
•Portfolio Turnover Risk: Portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.
•Redemption Risk: Prolonged declines in the Fund’s share price may lead to increased redemption requests by shareholders. To meet redemption requests, the Fund may have to sell securities in times of overall market turmoil, lower liquidity and declining prices.
•Swap Risk: The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

The following risks apply to the Zeo Short Duration Fund:
Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.
•Changing Fixed Income Market Risk: During periods of sustained rising rates, fixed income risks may be amplified. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders.
•Credit Risk: Issuers may not make interest or principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. These risks are more pronounced for securities with lower credit quality, such as those rated below BBB- by S&P or another credit rating agency.
•Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risks and conversion value-related equity risk.
•Derivatives Risk: The Fund’s use of swap contracts, interest rate futures and options on interest rate futures involves risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses.
•Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.
•Floating Rate Risk: Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are invested in floating rate debt securities. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt securities in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.
•Foreign Currency Risk: Market risk results from adverse changes in exchange rates in foreign currency denominated securities. Country risk arises because a government may interfere with transactions in its currency.
•Foreign Investment Risk: Investing is securities of foreign issuers involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency exchange rates, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
•High Yield Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Defaulted securities, those subject to a reorganization including bankruptcy court protection may become worthless, completely illiquid or subject to lengthy legal proceedings that will delay the resolution of their value, if any.
•Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.
•Management Risk: The adviser’s reliance on its income and risk management strategy approach and its judgments about the potential value of a particular security in which the Fund invests may prove to be incorrect.
•Market Risk: Overall fixed income market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•Portfolio Turnover Risk: Portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.
•Redemption Risk: Prolonged declines in the Fund’s share price may lead to increased redemption requests by shareholders. To meet redemption requests, the Fund may have to sell securities in times of overall market turmoil, lower liquidity and declining prices.
•Swap Risk: The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

APPENDIX F - INTERIM AND NEW ADVISORY AGREEMENTS

INTERIM INVESTMENT ADVISORY AGREEMENT
Between
NORTHERN LIGHTS FUND TRUST
and
OSTERWEIS CAPITAL MANAGEMENT, LLC

AGREEMENT (the "Agreement"), made as of May 1, 2022 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Osterweis Capital Management, LLC a California Limited Liability Company (the "Adviser") located at One Maritime Plaza, Suite 800 San Francisco, CA 941111.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest· in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund,");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act");

WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Adviser has entered into this Agreement, in part, as the result of the termination of a "Prior Advisory Agreement" upon the resignation of the prior investment adviser;

WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, have determined that the scope and quality of services to be provided to the Trust under this Agreement will be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement, and that the portfolio managers for the Fund will remain the same as those provising such services under the Prior Advisory Agreement;

WHEREAS, a majority of the Trustees of the Trust are not interested persons of the Trust, and those Trustees select and nominate any other disinterested Trustees of the Trust;

WHEREAS, the legal counsel for the independent Trustees of the Trust is an independent legal counsel;

WHEREAS, the material terms and conditions of this Agreement are the same as the terms in the Prior Advisory Agreement, except for those specific terms and conditions required by Rule 15a-4 under the 1940 Act;

WHEREAS, the Board of Trustees of the Trust has voted in person to approve this Agreement before the Prior Advisory Agreement terminated;

WHEREAS, the Trust desires to retain Adviser to provide a continuous investment program for the assets of the Fund;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2- 2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Funds. The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to a Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants .

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees , and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond , liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. The fee to be received by the Adviser under this Agreement will be no greater than the fee received by the Adviser under the Prior Advisory Agreement.

The fee earned under this Agreement will be computed daily and held in an interest-bearing escrow account with the Trust's custodian or a bank. If a majority of a Fund's outstanding voting securities approve a long-term advisory agreement with the Adviser by the end of the duration of this Agreement, the amount in the escrow account earned with respect to that Fund, including interest earned (if any), will be paid to the Adviser. If a majority of a Fund's outstanding voting securities do not approve a long-term advisory agreement with the Adviser, the Adviser will be paid with respect to such Fund, out of the escrow account, the lesser of: any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account earned with respect to that Fund (plus interest earned).

If this Agreement is terminated prior to the end of any calendar month, the fee, subject to the escrow provisions of this Section, shall be pro-rated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 3 l(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director , manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

(13.1) Duration. This Agreement, unless sooner terminated as provided herein, shall become effective on or about May 1, 2022 (the "Effective Date") with respect to the Fund and shall continue in effect until the earlier of 1) September 11, 2022, but in no case longer than 150 days from the effective date; or 2) the date a definitive investment advisory agreement is approved by shareholders of such Fund.

(13.2) Termination. This Agreement may be terminated as to a Fund at any time, without the payment of any penalty by: (1) the vote the Trustees of the Trust or a majority of the Fund's outstanding voting securities, on not more than 10 calendar days' written notice to the Adviser.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party, except as provided in 13.2 above, PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and the Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By: /s/Kevin Wolf

Name: Kevin Wolf

Title: President

OSTERWEIS CAPITAL MANAGEMENT, LLC

By: /s/Catherine C. Halberstadt

Name: Catherine C. Halberstadt

Title: Co-President and Co-CEO

NORTHERN LIGHTS FUND TRUST
INTERIM INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Zeo Short Duration Income Fund	0.75%

Zeo Sustainable Credit Fund	0.75%

INVESTMENT ADVISORY AGREEMENT
Between
NORTHERN LIGHTS FUND TRUST
and
OSTERWEIS CAPITAL MANAGEMENT, LLC

AGREEMENT, made as of [XXX], 2022, between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Osterweis Capital Management, LLC a California Limited Liability Company (the "Adviser") located at One Maritime Plaza, Suite 800 San Francisco, CA 941111.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15 . Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order .

21 . Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[ Signature Page Follows ]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By:

Name: Kevin Wolf

Title: President

OSTERWEIS CAPITAL MANAGEMENT, LLC

By:

Name:

Title:

STATEMENT OF ADDITIONAL INFORMATION

August [__], 2022
For the Reorganization of

Zeo Short Duration Income Fund
Zeo Sustainable Credit Fund
(each a series of Northern Lights Fund Trust)
c/o Gemini Fund Services, LLC,
4221 North 203rd Street, Suite 100,
Elkhorn, Nebraska 68022-3474
1-855-936-3863

Into

Osterweis Short Duration Credit Fund
Osterweis Sustainable Credit Fund
(each a series of Professionally Managed Portfolios)
c/o U.S. Bank Global Fund Services
615 East Michigan Street,
Milwaukee, Wisconsin 53202
1-(866) 236-0050

Acquisition of the Assets and Assumption of the Liabilities of:		By and in Exchange for Shares of:
Zeo Short Duration Income Fund	à	Osterweis Short Duration Credit Fund
Class I Shares	à	Investor Class Shares

Zeo Sustainable Credit Fund	à	[Osterweis Sustainable Credit Fund]
Class I Shares	à	Investor Class Shares

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Zeo Short Duration Income Fund and the Zeo Sustainable Credit Fund (each a “Target Fund” and together the “Target Funds”), each a series of Northern Lights Fund Trust, into the Osterweis Short Duration Credit Fund and the Osterweis Sustainable Credit Fund, respectively, (each an “Acquiring Fund,” together, the “Acquiring Funds”), which are each newly created series of Professionally Managed Portfolios (“PMP”) (each a “Reorganization” and together the “Reorganizations”). In connection with the Reorganizations, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Target Fund’s liabilities.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated August [__], 2022 (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, without charge, please write to the Target Fund at the address set forth above or call 1-(866) 236-0050.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Funds have not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Funds are not available. Copies of the Acquiring Funds’ Annual Report and Semi-Annual Report may be obtained when available, without charge, upon request by calling 1-(866) 236-0050 or visiting www.osterweis.com.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

i.the Statement of Additional Information of the Target Funds, dated August 28, 2021, as supplemented on April 19, 2022 (the “Target Funds’ SAI”) (File Nos. 333-122917 and 811-21720); and;
ii.the Annual Report for the Target Funds for the fiscal year ended April 30, 2021 (the “Target Funds Annual Report”) (File No. 811-21720); and
iii.the Semi-Annual Report for the Target Funds for the fiscal period ended October 31, 2021 (the “Target Funds Semi-Annual Report”) (File No. 811-21720).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Target Funds are being combined with the Acquiring Funds, newly-created series of Professionally Managed Portfolios (the “Trust”), which does not have any assets or liabilities. The Reorganizations will not result in (1) a material change to the Acquiring Funds’ investment portfolio due to investment restrictions, or (2) a change in accounting policies.

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the SEC as an open-end management investment company. Prior to May 1991, the Trust was known as the Avondale Investment Trust. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

The Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund commenced operations on [_______], 2022.

The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust, with the exception of the other Osterweis Funds, which are offered in a separate prospectus and SAI. The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES AND RISKS

Diversification

The Osterweis Short Duration Credit Fund is diversified, which means that for 75% of the Fund’s total assets, the Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the outstanding voting shares of a single issuer. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The Osterweis Sustainable Credit Fund is a non-diversified mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. The Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than diversified funds. As a result, a decline in the value of those holdings would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Although the Osterweis Sustainable Credit Fund is a non-diversified investment company, and consequently is not limited in the proportion of its assets that may be invested in the securities of a single issuer, the Fund intends to conduct its operations so as to qualify to be taxed as a “regulated investment company” for federal income tax purposes, which will relieve the Fund of any liability for federal income tax to the extent its income and capital gains are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investment so that, at the close of each quarter of the taxable year: (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund’s investments in U.S. government securities are not subject to these limitations.

The following information supplements the discussion of each Fund’s investment objective and policies as set forth in its Prospectus. The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Equity Securities

The Funds may invest in equity securities consistent with each Fund’s investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Larger more established companies, on the other hand, may be unable to respond as quickly as small- or medium-sized companies to new competitive challenges, such as changes in technology and consumer tastes. As a result, they may not be able to attain the high growth rate that successful smaller companies enjoy, especially during extended periods of economic expansion.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Trust Preferred Securities

Trust preferred securities are a type of hybrid security in which a parent company issues subordinated debt to an affiliated special purpose trust, which will in turn issue limited-life preferred securities to investors and common securities to the parent company. Investors will receive distributions of the interest the trust receives on the debt issued by the parent company during the term of the preferred securities. The underlying subordinated debt may be secured or unsecured, and it generally ranks slightly higher in terms of payment priority than both common and preferred securities of the issuer, but below its other debt securities. Trust preferred securities typically have maturities of 30 years or more, may be subject to prepayment by the issuer under certain circumstances, and have periodic fixed or variable interest payments and maturities at face value. In addition, trust preferred securities may allow for deferral of interest payments for up to 5 years or longer. However, during any deferral period, interest will accrue and be taxable for holders of the trust preferred securities. Furthermore, if an issuer of trust preferred securities exercised its right to defer interest payments, the securities would be treated as issued with original issue discount (OID) at that time and all interest on the securities would thereafter be treated as OID as long as the securities remained outstanding. Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason, the market may effectively treat trust preferred securities as subordinate corporate debt of the parent company issuer. The risks associated with trust preferred securities typically include those relating to the financial condition of the parent company, as the trust typically has no business operations other than holding the subordinated debt issued by the parent company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. There can be no assurance as to the liquidity of trust preferred securities or the ability of holders of the trust preferred securities to sell their holdings.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Warrants

The Funds may invest in warrants. A warrant, which is issued by the underlying issuer, gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to their portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act. The Funds may enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities would generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

Reverse Repurchase Agreements

    Although the Funds have no current intention to do so, the Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment. A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of such Fund’s obligation under the agreement, including accrued interest, in a segregated account with the Funds’ custodian. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.

The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are not considered to be borrowings for the purpose of a Fund’s limitation on borrowing when assets have been appropriately segregated as described below.

Borrowing

Currently, the 1940 Act permits a Fund to borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed). To the extent permitted by the 1940 Act, or the rules and regulations thereunder, a Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if that Fund’s asset coverage falls below the amount required by the 1940 Act.

When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for them take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, such Fund would earn no income; however, it is each Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Funds do not believe that their net asset value or income will be adversely affected by their purchase of securities on a when-issued basis. The Funds’ custodian will segregate liquid assets equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Illiquid Investments and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that a Fund’s holding of illiquid investment could exceed the 15% limit, for example as a result of market developments or redemptions.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Fixed Income Securities

The Adviser may purchase fixed income securities and convertible bonds for each Fund’s portfolio in pursuing its investment goal. The Adviser may prefer to purchase fixed income securities during times of high interest rates or when it believes that the outlook for the equity markets is sufficiently unsettled to warrant building yield into such Fund’s portfolio. For the Osterweis Sustainable Credit Fund, the purchase of fixed income securities is part of the Fund’s principal investment strategy.

Fixed income securities include traditional debt securities issued by corporations, such as bonds and debentures, and debt securities that are convertible into common stock and interests. Fixed income securities eligible for purchase by the Funds include investment grade corporate debt securities, those rated BBB- or better by S&P Global Ratings (“S&P®”) or Baa3 or better by Moody’s Investors Service©, Inc. (“Moody’s”).

The Osterweis Short Duration Credit Fund reserves the right to invest up to 100% of its assets, and the Osterweis Sustainable Credit Fund reserves the right to invest up to 100% of its fixed income assets in securities rated lower than BBB- by S&P® or lower than Baa3 by Moody’s (or, in either case, if unrated, deemed by the Adviser to be of comparable quality). Securities rated below investment grade may be considered to have speculative characteristics. As set forth in the Prospectus, the Osterweis Sustainable Credit Fund will invest in a wide range of fixed income securities, which may include up to 100% of its assets in obligations of any rating or maturity. Lower-rated securities generally offer a higher current yield than that available for higher grade securities. However, lower-rated securities involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

The market for lower-rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the lower-rated securities held by a Fund may decline proportionately more than a fund consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by such Fund and increasing the exposure of that Fund to the risks of lower-rated securities.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether such Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for debt securities are described in the Appendix.

Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities, and are negatively impacted to a greater extent by rising interest rates.

The Funds may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Funds may not receive any return on their investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Funds to recognize income and make distributions to shareholders before they receive any cash payments on its investment. To generate cash to satisfy distribution requirements, the Funds may have to sell portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Municipal Securities

The Funds may invest in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax. However, it is not anticipated that the Funds will be eligible to distribute exempt-interest dividends to shareholders.

Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

The Funds’ investments may include, but are not limited to, the following types of municipal securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation. There are no restrictions on the maturity of municipal securities in which the Funds may invest. The Adviser will select municipal securities based upon their belief that those securities will produce current income consistent with prudent investment and the Funds’ investment objectives.

The Funds may also purchase municipal securities with variable interest rates. Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days). Many variable rate municipal securities are subject to payment of principal on demand, usually in not more than seven days. If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Adviser believes the security cannot be sold within seven days, the Adviser may consider the security to be illiquid. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed-income obligations. Many municipal securities with variable interest rates are subject to repayment of principal (usually within seven days) on demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

The financial institutions from which the Funds may purchase participation interests frequently provide, or secure from other financial institutions, irrevocable letters of credit or guarantees and give a Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. By purchasing participation interests, a Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. Any adverse economic conditions or developments affecting the states or municipalities could impact a Fund’s portfolio.

Mortgage-Backed and Asset-Backed Securities

The Funds may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property (including those relating to aircrafts, railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Funds may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

The residential mortgage market in the United States recently experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) have generally increased recently and may continue to increase in the future. A decline or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgages are sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which may adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae (“GNMA”) include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the

U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae (“FNMA”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac (“FHLMC”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Government-Sponsored Enterprises (“GSE”) Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are notes issued directly by a GSE, such as Fannie Mae and Freddie Mac, and GSE credit-linked notes are notes issued by a special purpose vehicle (“SPV”) sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans. There are important differences between the structure of GSE credit risk transfer securities and GSE credit-linked notes.

GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.

GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.

Collateralized Mortgage Obligations (CMOs), Real Estate Mortgage Investment Conduits (REMICs) and Multi-Class Pass-Throughs. Some mortgage-backed securities known as collateralized mortgage obligations (CMOs) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other mortgage-backed securities such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a "residual" which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

All the risks applicable to a traditional mortgage-backed security also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with mortgage-backed securities generally, be it credit risk, prepayment or extension risk, interest rate risk, income risk, market risk, illiquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional mortgage-backed securities that have been issued, guaranteed or sponsored by such government and/or private entities. For example, the Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more classes of a CMO may have interest rates that reset periodically as ARMS do. These adjustable rate classes are known as "floating-rate CMOs" and are subject to most risks associated with ARMS. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the interest rate. These caps, similar to the caps on ARMS, limit the Fund's potential to gain from rising interest rates and increasing the sensitivity of the CMO's price to interest rate changes while rates remain above the cap.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as ETCs and EETCs, may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment (see “--Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs)”).

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Funds may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Funds and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. Some IOs and POs are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and, thus, will not protect investors in all circumstances. The price of these securities typically is more volatile than that of coupon-bearing bonds of the same maturity.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.

Risks Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE Credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.

The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. For example, in the event of a default on the obligations to noteholders, noteholders such as the Funds have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Funds investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.

In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.

Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.

An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), which respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Funds, may need to register as a CPO, which could cause such a Fund to incur increased costs.

Bank Obligations

A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See the “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations and Assignments” and “Variable and Floating Rate Securities” sections below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets as illiquid for purposes of the Trust's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see the “Loan Participations and Assignments” section. Participation interests in revolving credit facilities will be subject to the limitations discussed in the “Loan Participations and Assignments” section. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations and Assignments

A Fund may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Fund may invest in Senior Loans that are not secured by any collateral.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Fund’s investments and, where a Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Fund’s investments in Senior Loans are typically non-investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s net asset value (“NAV”) per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. If a secondary market exists for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected.

A Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Fund has obligated itself to make to the borrower, but that the borrower has not yet requested.

A Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Fund is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. As short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary depending on the interest rate redetermination period of the Senior Loan.

A Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. The participation interest and assignments in which a Fund intends to invest may not be rated by any nationally recognized rating service. A Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Some Funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Junior Loans. A Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Fund may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (inverse floater) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Agency Obligations

The Funds may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, FNMA, Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because it is not obligated to do so by law.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed to be the Conservator of the FHLMC and the FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations.

Foreign Securities

Each Fund may invest up to [30]% of its total assets in securities of foreign issuers, including depositary receipts. The Adviser usually buys securities of leading foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses, but are not obligated to do so.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Among the means through which the Funds may invest in foreign securities is the purchase of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European or other foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary and fiscal policies (such as the adoption of protectionist trade measures) possible foreign withholding taxes on dividends and interest payable to a Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Funds may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax. The Funds may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in those countries that impose these taxes. Such taxes are not expected to be offset by credits or deductions available to shareholders in the Funds under U.S. tax law, and thus will likely reduce the net return to a Fund’s shareholders.

To the extent the Funds invest in securities denominated in foreign currencies, the Funds will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Funds to the risk of fluctuating currency exchange rates pending settlement.

Brexit Risk

    Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as "Brexit," and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on May 1, 2021. The UK and the EU also negotiated a Memorandum of Understanding, which creates a framework for voluntary regulatory cooperation in financial services between the UK and the EU. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of a Fund.

LIBOR Replacement

    Certain instruments held by a Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the Funds’ performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Funds or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Use of Derivatives, Hedging and Income Transactions

The Funds are prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the fund without a shareholder vote. If the Funds do determine to invest in derivatives in the future, they will comply with Rule 18f-4 under the 1940 Act.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase A-1, A-2 or A-3 by S&P®, “Prime-1,” “Prime-2” or “Prime-3” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Investment Companies

The Funds may invest their assets in the securities of other registered investment companies, including money market mutual funds, subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”). Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Each Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by a Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Funds in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Funds to invest those other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Funds enter into an agreement with those other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a Fund and all affiliated persons of a Fund; and (ii) a Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Exchange-Traded Funds

Each Fund may also invest in exchange traded funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and may be actively managed or index-based. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Funds will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV. Investors in the Funds should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.

To the extent a Fund invests in inverse and/or leveraged ETFs, it could be subject to the following additional risks in addition to those listed above: derivatives risk; leveraging risk; swap counterparty credit risk; tracking error risk and trading risk. Increased brokerage fees related to the use of inverse and/or leveraged ETFs will not be reflected in the Fund’s Fees and Expenses table in the Prospectus and the Fund’s portfolio turnover rate would be understated as a result since these specific types of trades are carved out of the portfolio turnover calculation.

Securities Lending

Each Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities or irrevocable bank letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third (1/3) of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, a Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Funds may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Special Risks Related to Cyber Security

The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of a Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund. Each Fund may not:

1.Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time when the borrowing is made.
2.Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that a Fund's engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
3.Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

4.Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.

6.Loans. The Funds will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.Concentration. The Funds will not invest 25% or more of its total assets in a particular industry or group of industries. The Funds will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The following are additional investment limitations of the Funds. The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders.

1.Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
2.Borrowing. The Funds will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving other permitted investment techniques.
4.Illiquid Investments. The Funds will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.
If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of a Fund’s assets invested in certain securities or other instruments, or change in average duration of a Fund's investment portfolio, resulting from changes in the value of a Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to interpretations of the SEC or its staff described in fundamental restriction number 2 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Funds, provided that a Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.”

The Predecessor Funds’ historical portfolio turnover rates are included in the Financial Highlights tables in the Funds’ Prospectus.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. The Adviser has also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Adviser’s Policy”). Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”). The Adviser and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interest of the Adviser, distributor or any other affiliated person of the Funds, the Adviser or the distributor. After due consideration, the Adviser and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) and (3) by considering to approve any amendment to these Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds disclose their calendar quarter-end portfolio holdings on their website at www.osterweis.com within 10 business days of each calendar quarter-end. The calendar quarter-end portfolio holdings for a Fund will remain posted on the website until updated. Portfolio holdings information posted on the Funds’ website may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website. In addition, the Funds may provide their complete portfolio holdings at the same time that they are filed with the SEC.

In the event of a conflict between the interests of the Funds and the interest of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Adviser, Funds or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Funds have a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Funds’ portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

    From time to time, the Adviser may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.osterweis.com for additional information about the Funds, including, without limitation, the periodic disclosure of their portfolio holdings.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust
Kathleen T. Barr (born 1955) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since November 2018.	Retired; Chair of the Governing Council, Independent Directors Council (since 2020); formerly, President, owner of a registered investment adviser, Productive Capital Management, Inc. (2010 to 2013); formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009); formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (registered investment companies).	7	Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee for the William Blair Funds (2013 to present) (19 series).
Eric W. Falkeis (born 1973) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee Chairperson	Indefinite Term; Since September 2011. Indefinite Term; Since August 2019.	Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC (1997 to 2013).	7	Independent Director, Muzinich BDC, Inc. (2019 to present); Interested Trustee, Tidal ETF Trust (2018 to Present) (22 series); Former Interested Trustee, Direxion Funds (22 series), Direxion Shares ETF Trust (112 series) and Direxion Insurance Trust (2013 to 2018).
Steven J. Paggioli (born 1950) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since May 1991.	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	7	Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee, AMG Funds (1993 to present) (42 series); Advisory Board Member, Sustainable Growth Advisers, LP.

Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Ashi S. Parikh (born 1966) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since June 2020.	Investment professional; formerly, Chief Executive and Chief Investment Officer and various other positions, RidgeWorth Investments, LLC(global investment management firm) (2006 to 2017); formerly, Chief Investment Officer Institutional Growth Equities, Eagle Asset Management (financial advisor); formerly Sr. Managing Director, Growth Equities, Banc One Investment Advisors (financial adviser).	7	Board of Directors Member, Investment Working Group, The Ohio State University Endowments and Foundation (2016 to present); Board of Directors, World Methodist Council, Investment Committee (2018 to present); Independent Trustee, PNC Funds (2018 to 2019) (32 series); Interested Trustee, RidgeWorth Funds (2014 to 2017) (35 series).
Cynthia M. Fornelli (born 1960) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since January 2022.	Independent Director of TriplePoint Venture Growth BDC Corp. (2019 to present); Retired; formerly, Executive Director of the Center for Audit Quality (2007-2019); formerly, Senior Vice President of Regulatory Conflicts Management at Bank of America (2005-2007); formerly, Deputy Director, Division of Investment Management with the U.S. Securities and Exchange Commission (1998-2005).	7	Independent Director, TriplePoint Private Venture Credit, Inc. (2020 to present).
Officers of the Trust
Jason F. Hadler (born 1975) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	President & Principal Executive Officer	Indefinite Term; Since September 2021.	Senior Vice President and Head of Fund Services Fund Administration Department, U.S. Bank Global Fund Services since December 2003.	Not Applicable.	Not Applicable.
Carl G. Gee, Esq. (born 1990) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Secretary & Vice President	Indefinite Term; Since February 2021.	Assistant Vice President and Counsel, U.S. Bank Global Fund Services since August 2016; Summer Associate, Husch Blackwell LLP (2015); Law Clerk, Brady Corporation (global printing systems, labels and safety products company) (2014-2015).	Not Applicable.	Not Applicable.

Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Craig Benton (born 1985) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Treasurer & Vice President	Indefinite Term; Since December 2021.	Assistant Vice President, U.S. Bank Global Fund Services since November 2007.	Not Applicable.	Not Applicable.
Melissa Breitzman (born 1983) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bank Global Fund Services since June 2005.	Not Applicable.	Not Applicable.
Stephen A. Ziegele (born 1991) c/o U.S.Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since February 2022.	Assistant Vice President, U.S. Bank Global Fund Services since July 2013.	Not Applicable.	Not Applicable.
Donna Barrette (born 1966) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Vice President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bank Global Fund Services since August 2004.	Not Applicable.	Not Applicable.

(1)All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)The term “Fund Complex” as used herein includes the Funds, and the Osterweis Strategic Income Fund, Osterweis Fund, Osterweis Growth & Income Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund, which are offered through a separate statement of additional information. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Additional Information Concerning the Board of Trustees

The Role of the Board
The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating and Governance Committee, an Audit

Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.” The Board is entirely comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Chairperson of the Board is an Independent Trustee. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Independent Chairperson, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.
Ms. Barr’s Trustee Attributes include her substantial mutual fund experience, including her role as Chair of the Governing Council for the Independent Directors Council and member of the ICI Board of Governors. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), as the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors LLC in 2009), and as the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of several registered investment companies. Ms. Barr has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Barr’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full-service provider to ETFs, mutual funds and alternative investment products. Mr. Falkeis currently serves as Chief Executive Officer of Tidal ETF Services LLC (2018 to present), and he has experience consulting with investment advisers regarding the legal structure of investment companies, distribution channel analysis, marketing and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his former positions as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds. Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He is a member of the Board of Governors of the Investment Company Institute and of the Governing Council of the Independent Directors Council. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the SEC. Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Parikh’s Trustee Attributes include his substantial investment and executive experience in the asset management industry, including his position as Chief Executive Officer and Chief Investment Officer of Ridgeworth Investments (global investment management firm with over $41 billion in assets). He has also served as a Trustee of several investment trusts (including private investment trusts). Mr. Parikh has ongoing responsibility as a member of the Investment Working Group as part of the Board of Directors for the Ohio State University Endowments & Foundation, as well as an ongoing position as a member of the Investment Committee for the World Methodist Council Endowment Fund (a charitable religious foundation). Mr. Parikh has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Parikh possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Ms. Fornelli’s Trustee Attributes include her substantial governance, legal, regulatory and business experience, including her role as an Independent Director of TriplePoint Venture Growth BDC Corp and TriplePoint Private Venture Credit, Inc. She has broad leadership experience in strategy formulation, corporate governance and risk management. She has executive experience as the Executive Director of Center for Audit Quality (2007-2019), Senior Vice President of Regulatory and Conflicts Management at Bank of America (2005-2007) and Deputy Director, Division of Investment Management with the US Securities and Exchange Commission (1998-2005). Ms. Fornelli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Fornelli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trust Committees

The Trust has three standing committees: the Nominating and Governance Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).

The Nominating and Governance Committee, comprised of all of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating and Governance Committee has appointed Independent Trustee Kathleen Barr as the Chairperson of the Committee. The Nominating and Governance Committee will consider nominees nominated by shareholders. Recommendations for consideration by shareholders by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of representatives from the Administrator’s staff and certain officers of the Trust and is overseen by the Trustees. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed.

Trustee Ownership of Fund Shares and Other Interests

The Funds were not in operation as of the calendar year ended December 31, 2021. The following table shows the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2021.

Name	Dollar Range of Osterweis Short Duration Credit Fund Shares	Dollar Range of Osterweis Sustainable Credit Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Kathleen T. Barr	None	None	Over $100,000
Eric W. Falkeis	None	None	Over $100,000
Steven J. Paggioli	None	None	Over $100,000
Ashi S. Parikh	None	None	Over $100,000
Cynthia M. Fornelli(1)	None	None	None

(1) Ms. Fornelli was appointed as an Independent Trustee as of January 1, 2022.

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Adviser, the Funds’ principal underwriter or any of its affiliates.

Compensation

Effective February 16, 2022, Independent Trustees were due to receive an annual retainer of $142,000 allocated among each of the various portfolios comprising the Trust, an additional $8,000 per regularly scheduled Board meeting, and an additional $3,500 per special meeting, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairperson of the Board receives an additional annual retainer of $21,000 also allocated among each of the various portfolios comprising the Trust. Independent Trustees receive additional fees from the applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. All Trustees will be reimbursed for expenses in connection with each board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the estimated rate of compensation to be received by the following Independent Trustees from the Funds for the fiscal year ending [______], 2023.

	Kathleen T. Barr	Eric W. Falkeis	Steven J. Paggioli	Ashi S. Parikh	Cynthia Fornelli
Osterweis Short Duration Credit Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Osterweis Sustainable Credit Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Total Compensation from Fund and Fund Complex(1) Paid to Trustees	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

(1)    There are currently numerous portfolios comprising the Trust. The term “Fund Complex” as used herein includes the Funds, the Osterweis Strategic Income Fund, Osterweis Fund, Osterweis Growth & Income Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund, which are offered through a separate statement of additional information. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Codes of Ethics

The Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor, as defined below, relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”) which underscore the Adviser’s concern that all proxies voting decisions be made in the best interest of the Funds and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds. The Adviser utilizes the services of Institutional Shareholder Services (“ISS”) to develop proxy voting guidelines and to track and vote proxies.

Although many proxy proposals can be voted in accordance with the Adviser’s Proxy Policies, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

In the event a proxy proposal raises a material conflict between the Adviser’s interests and the Funds’ interests, the Adviser will resolve the conflict as follows:

•To the extent the matter is specifically covered by the Adviser’s Proxy Policies, ISS will have voted the proxies automatically, or;
•To the extent the Adviser is making a case-by-case determination under the proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will either abstain from voting the proxy or allow ISS’ recommendations (if available) to determine the vote.

The Trust will file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N‑PX for each Fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.
Because the Funds did not commence operations prior to the date of this SAI, the Trustees and Officers of the Trust as a group did not own any shares of the Funds.

THE FUNDS’ INVESTMENT ADVISER

Investment advisory services are provided to the Funds by Osterweis Capital Management, LLC, pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Adviser’s address is One Maritime Plaza, Suite 800, San Francisco, California 4111. As compensation, each Fund pays the Adviser 0.75% on assets.

After the initial two-year period, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the applicable Fund) and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon 60 days’ written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed [0.75]% of a Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the applicable Expense Cap in place at the time of waiver or at the time of reimbursement. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. The Expense Caps are indefinite but will remain in effect until at least [_____], 2024 for the Funds. The Expense Cap agreements may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board.

Each Predecessor Fund paid its investment adviser, Zeo Capital Advisors, LLC, 0.75% of each Fund’s average daily net assets.

Because the Funds have not commenced operations as of the date of this SAI, they have not paid any investment advisory fees to the Adviser. Each Predecessor Fund paid the amounts shown below to its investment adviser, Zeo Capital Advisors, LLC, during the previous three fiscal years ended April 30:

Predecessor Short Duration Income Fund
	2021	2020	2019
Fees Accrued and Paid	$1,933,522	$2,884,820	$2,423,903

Predecessor Sustainable Credit Fund
	2021	2020	2019
Fees Accrued	$113,376	$47,842	N/A
Fees Recouped/(Waived)	$(62,233)	$(47,842)	N/A
Fees Paid	$51,143	$0	N/A

PORTFOLIO MANAGERS

Investment teams are responsible for the day-to-day management of each of the Funds. The members of the investment team responsible for the Funds include: Venkatesh Reddy and

Marcus Moore, CPA. The following provides information regarding other accounts managed by the investment team as of April 30, 2022. Asset amounts are approximate and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The Funds are managed by the Adviser’s investment teams. Individual compensation has been structured to promote a focus on the long-term, rather than the short-term and to align the portfolio management team’s interests with those of fund shareholders. Investment professionals are compensated with a base salary, year-end bonuses, and equity. Bonuses are awarded on a discretionary basis to reflect each professional’s recent job performance and the overall health of the firm. Equity is awarded based on each professional’s contribution to long-term performance. Compensation is not specifically based on assets under management.

Mr. Venkatesh Reddy is a shareholder of Osterweis Capital Management, Inc., and therefore is entitled to earnings proportionate to his ownership share. He is also a Member of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to his ownership interests.

Messrs. Venkatesh Reddy, and Marcus Moore, CPA compensation are fixed salaries that are determined after considering appropriate industry standards. Their salaries are not based on the performance of the Funds or the Funds’ overall net assets. The portfolio managers receive discretionary bonuses that are not fixed. Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Funds and other accounts that they manage, their contributions to the quality of research and investment ideas generated by the Adviser, and the overall financial condition of the Adviser. They also participate in a retirement plan.

The following indicates the dollar range of shares that each portfolio manager beneficially owns in each Fund as of April 30, 2022:

Table Key
None	A
$1-$10,000	B
$10,001-$50,000	C
$50,001-$100,000	D
$100,001 - $500,000	E
$500,001-$1,000,000	F
Over $1,000,000	G

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
	Osterweis Short Duration Credit Fund	Osterweis Sustainable Credit Fund
Venkatesh Reddy	E	E
Marcus Moore	C	C

Messrs. Venkatesh Reddy, and Marcus Moore, CPA do not manage individual accounts at this time. Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Funds may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Funds’ accounts and other accounts managed by the portfolio managers, including among any affiliated client accounts, any accounts in which the portfolio managers may have personal investments. As noted above, some portfolio managers are shareholders of Osterweis Capital Management, Inc. and members of Osterweis Capital Management, LLC, and therefore are entitled to earnings proportionate to their respective ownership interests in the Adviser. The Adviser believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the Adviser’s Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

SERVICE PROVIDERS

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds. Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of a Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Funds, a fee based on the Funds’ current average daily net assets. Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements. Additionally, Fund Services provides Chief Compliance Officer (“CCO”) services to the Trust under a separate agreement. The cost of the CCO’s services is charged to the Funds and approved by the Board annually.

Predecessor Funds Administrator

Gemini Fund Services, LLC, served as the Predecessor Fund’s administrator (the “Predecessor Fund Administrator”). The Predecessor Trust and the Predecessor Fund Administrator entered into an administration agreement that provided the Predecessor Trust with administrative services, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Predecessor Fund’s independent contractors and agents; preparation for signature by an officer of the Predecessor Trust of all documents required to be filed for compliance by the Predecessor Trust and the Predecessor Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Predecessor Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Predecessor Fund paid the amounts presented below to its Predecessor Fund Administrator during the last three fiscal years.

Predecessor Short Duration Income Fund	Fee Paid
2021	$297,204
2020	$346,140
2019	$311,859

Predecessor Sustainable Credit Fund	Fee Paid
2021	$36,192
2020	$7,474
2019	N/A

Custodian

U.S. Bank N.A. is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services and the Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel

[...], is the independent registered public accounting firm for the Funds, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019, serves as legal counsel to the Trust. Sullivan & Worcester also serves as independent legal counsel to the Independent Trustees.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute a Fund’s portfolio transactions. Purchases and sales of equity securities will generally be executed with a broker on an agency basis.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities that a Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters often act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers usually include a spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to the dealer(s) or underwriter(s) that have provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under each Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.

While it is the Adviser’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to a Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Adviser may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for a Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or mutual funds. In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between such Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of a Fund for their customers.

Because the Funds had not commenced operations as of the date of this SAI, they have not paid any brokerage commissions. The Predecessor Funds paid the amounts shown below during the past three fiscal years.

Predecessor Short Duration Income Fund	Aggregate Brokerage Commissions
2021	$0
2020	$0
2019	$0

Predecessor Short Duration Income Fund	Aggregate Brokerage Commissions
2021	$0
2020	$0
2019	N/A

Because the Funds had not commenced operations as of the date of this SAI, they have not acquired any securities from their regular dealers.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. The Funds, each a separate series of the Trust, vote separately on matters affecting only the Funds (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF SHARE PRICE

The NAV per share of a Fund is normally determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m., Eastern time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Valuation Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded on U.S. national or foreign securities exchanges for which market quotations are readily available shall be valued at either the last reported sale price on the day of valuation, or the exchange’s official closing price, if applicable. If there has been no sale on such day, then the mean between the bid and asked prices will be used. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Debt securities are valued by using the evaluated mean price supplied by an approved pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

The public offering price of Fund shares is its NAV. Shares are purchased at the public offering price next determined after Fund Services receives your order in proper form as discussed in the Funds’ Prospectus. In order to receive that day’s public offering price, Fund Services must receive your order in proper form before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Financial Intermediaries may have different investment minimum requirements than those outlined in the Prospectus. Additionally, Financial Intermediaries may aggregate multiple customer accounts to accumulate the requisite initial investment minimum. Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds’ shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of the Funds. The Trust has granted limited authority to the Adviser to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds’ shares.

Automatic Investment Plan

As discussed in the Prospectus, the Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by the applicable Fund. The market value of a Fund’s shares is subject to fluctuation. Prior to participating in the AIP, the investor should note that the AIP does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading. The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law after receipt by Fund Services of the written request in good order, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for more than seven days but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone and Internet Redemptions

Non retirement account shareholders with telephone and internet transactions privileges established on their account may redeem Fund shares by telephone or internet. Upon receipt of any instructions or inquiry by telephone or internet from a person claiming to be the shareholder, a Fund or its authorized agent may carry out the instructions and/or respond to the inquiry, consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

Fund Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, a Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Fund Services by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus or contact your investment representative. Telephone redemption privileges may be modified or terminated without notice.

Redemptions In-Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The Funds have reserved the right to pay the redemption price of their shares in excess of $250,000 or 1% of its net asset value, either totally or partially, by a distribution-in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the Trust protocol of making such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to a Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the securities that would not be included in an in-kind distribution include (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

For each Fund, dividends from net investment income are generally made monthly and distributions from net profits from the sale of securities are generally made annually. Each Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the twelve months ended October 31 of each year will also be distributed by December 31 of each year.

In February of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions made during the previous year. The form and character of each distribution will be specified by the Fund in a notice to shareholders.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Code, and to comply with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. Each Fund intends to conduct its operations such that it will not be liable for federal income or excise taxes on its taxable income and capital gains distributed to shareholders. It is each Fund’s policy to distribute to its shareholders all of its net taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes. To avoid the non‑deductible 4% excise tax, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98.0% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund has paid no federal excise tax.

If a Fund does not qualify as a regulated investment company, it will be taxed as a regular corporation.

In order to qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. Each Fund also must satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of each Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that each Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Each Fund also must distribute each taxable year sufficient dividends to its shareholders to claim a dividends-paid deduction equal to at least the sum of 90% of the Fund’s net ordinary income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

A Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. A Fund may make taxable distributions to shareholders even during periods in which the share price has declined. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible under current law for taxation at long-term capital gain rates to the extent a Fund reports the amount distributed as a qualifying dividend and holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for its taxable year. The deduction, if any, may be reduced or eliminated if Fund shares held by an individual investor are held fewer than 61 days, or if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes income derived from MLP investments. There is currently no mechanism for the Funds, to the extent that the Funds invest in MLPs, to pass through to non-corporate shareholders the character of or income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction.

The Funds may be subject to foreign tax on foreign trading profits with respect to securities of foreign corporations.

Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax (currently at a rate of 24%) in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide a Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Funds reserve the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number. Backup withholding is not an additional tax and any amounts withheld may be credited to a taxpayer’s ultimate U.S. federal income tax liability if proper documentation is supplied.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, estates, the income of which is subject to United States federal income taxation regardless of its source and trusts that (1) are subject to the primary supervision of a court with the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) have a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on a Fund’s ordinary income distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) if the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required generally with respect to ordinary income distributions from the Funds. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The Funds do not base their investment decisions primarily on tax considerations. The foregoing discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein and, as such, is subject to change. In particular, the consequences of an investment in shares of a Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. The Funds do not plan to seek a ruling from the IRS or an opinion of counsel with respect to any tax matters. Each prospective investor should consult his or her own tax adviser to determine the correct application of tax law and practice in his or her own particular circumstances.

The advice herein was prepared for the Funds. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (“Quasar”), serves as principal underwriter and distributor for shares of the Funds in a continuous public offering of each Fund’s shares. Pursuant to a distribution agreement between each Fund and Quasar, Quasar provides certain administration services and promotes and arranges for the sale of each Fund’s shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of FINRA.

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

SUB-ACCOUNTING SERVICE FEES

In addition to the fees that the Funds may pay to their Transfer Agent, the Board has authorized the Funds to pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Any sub-accounting fees paid by the Funds are included in the total amount of “Other Expenses” listed in each Fund’s Fees and Expenses table in the Prospectus.

Because the Funds had not commenced operations prior to the date of this SAI, they have not paid any sub-accounting service fees.

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:

Support Payments

Payments may be made by the Adviser to certain Financial Intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and Financial Intermediaries and their sales representatives. The Adviser may make cash payments to Financial Intermediaries for providing shareholder servicing, marketing and support and/or access to sales meetings, sale representatives and management representatives of the Financial Intermediaries. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to the Funds’ shareholders. Each Fund’s Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

The Adviser has agreements with a number of firms to pay such Support Payments, which are structured in three ways: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a per account flat fee.

Entertainment, Conferences and Events

The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser may pay for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sales of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to mutual funds.

FINANCIAL STATEMENTS

The Funds’ annual report to shareholders for the fiscal year ended [______], will be available, without charge, upon request by calling (866) 236-0050 and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

    Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

    “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

    “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

    “R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

    “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

    “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

    “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

    “R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

    “R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

    “D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

    Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

    The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

    “AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

    “AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

    “A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

    “BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

    “B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

    “CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

    “D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on June 15, 2009). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits

(1)	(a)
Amended and Restated Agreement and Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 211 to Professionally Managed Portfolios’ (the “Trust”) Registration Statement on Form N‑1A, filed with the Securities and Exchange Commission (“SEC”) on July 27, 2005.

(b)
Amendment dated June 1, 2015 to the Amended and Restated Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 636 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 24, 2015.

(c)
Amendment dated November 23, 2015 to the Amended and Restated Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 653 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2015.

(d)
Certificate of Amendment dated February 16, 2022 to the Amended and Restated Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 833 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 28, 2022.

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(2)
Amended and Restated By-Laws, amended as of February 16, 2022, is herein incorporated by reference from Post-Effective Amendment No. 833 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 28, 2022.

(3)		Not Applicable.

(4)		Agreement and Plan of Reorganization — filed as Appendix A to this Combined Proxy Statement and Prospectus.

(5)		Instruments Defining Rights of Security Holders are incorporated by reference to the Trust’s Declaration of Trust and Bylaws.

(6)	(a)	Interim Investment Advisory Agreement was previously filed with Registrant’s Form N-14 with the SEC on June 27, 2022, and is incorporated herein by reference.

	(b)	Investment Advisory Agreement — Filed Herewith.

(7)		Form of Distribution Agreement — to be filed by amendment.

(8)		None.

(9)	(a)
Amended and Restated Custody Agreement dated June 22, 2006, amended and restated as of May 15, 2013, between the Trust and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(a)(i)
Form of Amendment to the Amended and Restated Custody Agreement between the Trust and U.S. Bank, N.A. was previously filed with Registrant’s Form N-14 with the SEC on June 27, 2022, and is incorporated herein by reference.

(10)	(a)	Rule 12b-1 Plan - Not Applicable.

	(b)	Rule 18f-3 Plan - Not Applicable.

(11)
Opinion and Consent of Sullivan & Worcester LLP regarding the validity of shares to be issued by the Registrant was previously filed with Registrant’s Form N-14 with the SEC on June 27, 2022, and is incorporated herein by reference.

(12)		Form of Opinion of Sullivan & Worcester LLP regarding certain tax matters was previously filed with Registrant’s Form N-14 with the SEC on June 27, 2022, and is incorporated herein by reference.

(13)	(a)	Operating Expenses Limitation Agreement was previously filed with Registrant’s Form N-14 with the SEC on June 27, 2022, and is incorporated herein by reference.

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(b)
Fund Administration Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 16, 2006.

(b)(i)
Form of Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Form N-14 with the SEC on June 27, 2022, and is incorporated herein by reference.

(c)
Fund Accounting Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 16, 2006.

(c)(i)
Form of Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Form N-14 with the SEC on June 27, 2022, and is incorporated herein by reference.

(d)
Transfer Agent Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 16, 2006.

(d)(i)
Form of Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Form N-14 with the SEC on June 27, 2022, and is incorporated herein by reference.

(14)	(a)	Consent of Independent Registered Public Accounting Firm (Cohen & Co.) — Filed Herewith.

	(b)	Consent of Independent Registered Public Accounting Firm (Tait, Weller & Baker) — Filed Herewith.

(15)		None.

(16)		Power of Attorney between was previously filed with Registrant’s Form N-14 with the SEC on June 27, 2022, and is incorporated herein by reference.

(17)		Proxy Card — Filed Herewith.

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Item 17. Undertakings

1.The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 through an amendment to this registration statement within a reasonable time after the closing of the reorganization.
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SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Milwaukee and State of Wisconsin, on July 20, 2022.

Professionally Managed Portfolios

By: /s/ Jason F. Hadler
Jason F. Hadler
President

As required by the Securities Act of 1933, as amended, this this Registration Statement has been signed by the following persons in the capacities on July 20, 2022:

Signature	Title	Date

Kathleen T. Barr*	Trustee	July 20, 2022
Kathleen T. Barr

Eric W. Falkeis*	Trustee	July 20, 2022
Eric W. Falkeis

Steven J. Paggioli*	Trustee	July 20, 2022
Steven J. Paggioli

Ashi S. Parikh*	Trustee	July 20, 2022
Ashi S. Parikh

Cynthia M. Fornelli*	Trustee	July 20, 2022
Cynthia M. Fornelli

/s/Jason F. Hadler	President and Principal	July 20, 2022
Jason F. Hadler	Executive Officer

/s/ Craig Benton	Vice President, Treasurer and Principal	July 20, 2022
Craig Benton	Financial and Accounting Officer

*By: /s/ Carl G. Gee		July 20, 2022
Carl G. Gee, Attorney-In Fact pursuant to Power of Attorney

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EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX-16.6.b
Consent of Independent Registered Public Accounting Firm - (Cohen & Co.)	EX-16.14.a
Consent of Independent Registered Public Accounting Firm - (Tait, Weller & Baker)	EX-16.14.b
Form of Proxy Card	EX-16.17

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